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Exhibit 10.7

        CONFIDENTIAL INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT. THE COMPANY HAS REQUESTED CONFIDENTIAL TREATMENT WITH RESPECT TO SUCH REDACTED INFORMATION AND HAS FILED THIS EXHIBIT SEPARATELY WITHOUT REDACTION. PLACES IN THIS EXHIBIT WHERE CONFIDENTIAL INFORMATION HAS BEEN REDACTED ARE MARKED WITH THREE ASTERISKS.

Master Software License and Services Agreement

        This Software License Agreement ("Agreement") is made this 27th day of September, 1999, by and between Allstate Insurance Company ("Allstate"), having its principal place of business in Illinois, and TenFold Corporation ("TenFold"), a Delaware corporation having its principal place of business at 180 W. Election Road, Draper, Utah, 84020.

1.    Software License

        TenFold hereby grants to Allstate and its subsidiaries and affiliates a perpetual, non-exclusive, license to use the software and documentation shown in Exhibit A and Exhibit A-1 ("Software"), (collectively, the "Software System"), subject to the terms and conditions hereinafter set forth.

2.    License Fee

        As consideration for the perpetual license granted to Allstate to use the Software System, Allstate shall pay to TenFold the fees pursuant to the Payment Schedule set forth in Exhibit A and Exhibit A-1 ("License Fee"). TenFold acknowledges that Allstate shall, as long as Allstate is under support, be entitled to transfer the Software System to other Certified Platforms supported by TenFold *** provided that TenFold may charge a reasonable fee for any new media or documentation required to be delivered in connection with such transfer together with standard time and materials fees for any TenFold services requested by Allstate in connection with such transfer.

3.    Software System

        Each Software module or component, specification, and proposal included or referred to in the Exhibits hereto is expressly incorporated by reference into this Agreement.

4.    Documentation

        TenFold shall supply Documentation necessary for Allstate to use the Software effectively. The term Documentation includes, but shall not be limited to the materials described in Section III of Exhibit A. Allstate may make as many additional copies of the Documentation as it requires for its own internal use.

5.    Source Code

        TenFold will, within thirty (30) days of the effective date of this Agreement deposit a current copy of the source code and Documentation for the Software System, located at Northbrook, Illinois with DSI Technology Escrow Services as Escrow Agent. TenFold also agrees to deposit promptly with the Escrow Agent any changes which may be made from time to time. TenFold agrees to register Allstate as a party to the escrow agreement with the Escrow Agent and a copy of the escrow agreement is attached hereto as Exhibit G. TenFold agrees to deliver one copy of the then current source code and Documentation to Allstate for internal maintenance purposes in the event that TenFold (or its successors) ceases to continue to offer as part of its regular product offering for a fee, renewable annual maintenance and support for the Software System, and/or TenFold fails to maintain and/or support the Software System for more than sixty (60) calendar days.

6.    Delivery

        Within five (5) days of the execution of this Agreement by TenFold, TenFold shall deliver to Allstate's premises, located at Northbrook, Illinois, the required number of copies of the Software together with the required number of copies of the Documentation. ***

7.    Software Installation and Acceptance

  (a)
  Installation and Acceptance of the Software provided pursuant to Exhibit A-1 and configured in accordance with Exhibit B shall be performed in accordance with the Configuration Services and Acceptance Tests and criteria set forth in Exhibit B. The parties understand and agree that the Acceptance Tests shall include all tests required to verify that the Software System meets the requirements set forth in the Executive Overview, Concepts Manual, Report Book and other requirements documentation as mutually agreed by the parties, including amendments to the requirements documentation agreed upon after completion of the initial requirements phase.

8.    Payment Schedule

        The License Fees shall be paid by Allstate to TenFold in accordance with the schedules set forth in Section V of Exhibit A and Section V of Exhibit A-1.

9.    Applicable Taxes

  (a)
  In addition to the License Fee, Allstate agrees to pay all federal, state, local, sales and/or use taxes, penalties and late charges (collectively "Allstate Tax") imposed by a taxing authority against Allstate as a result of the license or use of the Software System. Allstate shall have no responsibility or obligation to report or pay to any taxing authority any personal property or intangible taxes that may be imposed by a taxing authority against TenFold in connection with the license and ownership of Software System.

  (b)
  To the extent TenFold is required to collect and remit any Allstate Tax, TenFold shall invoice Allstate, as a separate line item, the amount of any such tax.

  (c)
  Allstate shall have the right to contest the validity and payment of any Allstate Tax allegedly owed under this Section. TenFold agrees to cooperate with Allstate in all such contests. In the event that Allstate elects to contest the validity or payment of any Allstate Tax, Allstate shall not be required to pay any such tax until the contest is resolved. In no event shall TenFold be required to pay any Allstate Tax and Allstate shall remit to TenFold any such payment, as well as the payment of any fees, penalties or late charges related thereto which TenFold may be required to pay, as a result of any determination in connection with any contest with taxing authorities. Allstate shall pay such amount within twenty-five (25) days of receipt by Allstate of an invoice from TenFold. Allstate shall not be responsible for any penalties or late charges assessed due to TenFold's negligence. Allstate reserves the right to intervene in any dispute with a taxing authority as to the taxability of the Software System or services provided to Allstate pursuant to this Agreement.

10.  Emergency Backup and Recovery

        Allstate may, from time to time, copy the Software System for purposes of emergency back up, including, but not limited to the testing and operation of disaster recovery plans or other similar contingencies.

11.  Training

        The License Fee shall include all costs for the training of Allstate employees as set forth in Exhibit D to use and operate the Software System effectively.

12.  TenFold's Warranties

        TenFold warrants and represents to Allstate as follows:

  (a)
  Ownership

    TenFold owns the Software System free and clear of any encumbrances and has the right to grant to Allstate the license to use the same set forth in this Agreement without violating any rights of any third party, and there is currently no actual or threatened suit by any such third party based on an alleged violation of such right by TenFold.

  (b)
  Business Requirements

    The Software System will conform to the specifications and Documentation of TenFold and the specifications agreed by the parties and set forth in the requirements documentation described in Section I of Exhibit B.

  (c)
  Disablement

    The Software System shall not include at any time any time-bombs, technically limiting devices, and/or technically limiting code. TenFold, its agents or employees shall not deactivate or disable the Software System provided under this Agreement or any other software or hardware used by Allstate fully, in part, or in any other manner. Further, TenFold, its agents or employees shall not introduce or install at any time deactivation device(s) or similar program(s).

  (d)
  Operating Environment

    The Software System and each module or component and function thereof, shall be capable of operating fully and correctly on the Certified Platform specified in Section VII of Exhibit B.

  (e)
  Year 2000

  (i)
  TenFold represents and warrants that the Programs are designed to be used prior to, during, and after the calendar year 2000 A.D., and that the Programs will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century, including the fact that the year 2000 is a leap year. TenFold and Allstate further agree that any failure to comply with the conditions set forth herein that results from non-compliant hardware, operating system software, or third-party software products, unless provided to Allstate by TenFold or agreed upon by TenFold, shall not constitute a breach of the warranty granted herein.

  (ii)
  TenFold shall indemnify, defend and hold harmless Allstate and its subsidiaries or affiliates under its control, and their directors, officers, employees, and agents, from and against all claims, losses, damages or costs arising from TenFold's breach of the foregoing warranty. This indemnification shall not be subject to any limitations of remedies or warranties which are contained in this or any other Agreement and shall survive termination of this Agreement.

        If the Software System does not meet the specifications of subsections 12(b), (c), (d) and (e) above, or is otherwise defective, TenFold shall correct such errors or non-conformances in accordance with the support provisions in Exhibit C. ***

13.  Software Maintenance and Conformance to Specifications

        TenFold warrants that following acceptance of the Software System and for so long as Allstate orders and pays for support services for the Software System:

  (a)
  The Software shall function properly and in conformity with the description, specifications, and Documentation set forth in Exhibits A, A-1 and B.

  (b)
  During this period, TenFold shall promptly notify Allstate of any defects or malfunctions in the Software or Documentation of which it learns from any source. TenFold shall promptly correct such defects or malfunctions and provide Allstate with corrected copies of the Software or Documentation as applicable. TenFold's obligation hereunder shall not affect any other liability which it may have to Allstate;

  (c)
  TenFold shall provide to Allstate copies of the Software System revised to reflect any and all enhancements to the Software System made by TenFold in accordance with Exhibit C or such other support agreement as the parties may agree upon from time to time. Such enhancements shall include all modifications to the Software System which increase the speed, efficiency, or ease of operation of the Software System, or add additional capabilities to or otherwise improve the functions of the Software System. Maintenance shall include but not be limited to correction of errors and the providing of updates and enhancements that TenFold provides to supported customers from time to time. Maintenance shall not include correction of errors caused by modifications made to the Software System by Allstate, or at Allstate's direction, to which TenFold has not consented;

  (d)
  TenFold shall provide to Allstate, pursuant to the terms of Exhibit C or such other support agreement as the parties may agree upon from time to time, all reasonably necessary telephone or written consultation requested by Allstate in connection with its use and operation of the Software System or any problems therewith;

  (e)
  Upon request of Allstate, TenFold shall provide, pursuant to the terms of Exhibit C or such other support agreement as the parties may agree upon from time to time, onsite support within 24 hours or within a mutually agreed timeframe between the parties, not to exceed five (5) days, where telephone support fails to remedy the inability of the Software to meet the agreed upon specifications;

14.  Software Maintenance Contract and Renewal Option

  (a)
  After expiration of the initial support period referred to in Section 13 Software Maintenance and Conformance to Specifications, TenFold shall provide renewals of maintenance, additional support, and enhancements in connection with the Software System on the terms and conditions set forth in Exhibit C.

  (b)
  In the event Allstate elects not to renew the Maintenance Contract as provided in Exhibit C, Allstate shall not be precluded from continuing to use the Software System subject to the terms and conditions of this Agreement.

15.  Modifications

  (a)
  Allstate shall have the right, in its sole discretion, to independently modify the Software System for its own purposes and use the Software System, through the services of its own employees or of independent contractors. Allstate shall be the owner of any such modifications. TenFold shall not incorporate any such modifications into its software, including but not limited to the Software System, for distribution to third parties unless TenFold obtains the written consent of Allstate.

  (b)
  Allstate shall not decompile, disassemble, or reverse engineer the Software System.

16.  TenFold Confidential Information

  (a)
  Allstate acknowledges that the Software System includes TenFold's work-product, know-how, formulae, patterns, devices and/or compilations of information, which are used to the competitive advantage of TenFold in its business, and thus constitute valuable proprietary assets, inclusive of trade secrets and copyrights, of TenFold. In order to protect said assets, Allstate agrees that the Software System and all proprietary information relating in any way to the Software System, together with TenFold's confidential business information, including the term and conditions of this Agreement, is of a confidential nature and is to be kept confidential by Allstate.

  (b)
  In recognition of its obligation of confidentiality, Allstate further agrees not to disclose the Software System and any proprietary information relating thereto in any form, whether written or verbal, to any person other than TenFold, or Allstate's employees having a need to obtain access to the Software System consistent with Allstate's rights hereunder, without the prior written consent of TenFold. Allstate may, however, without TenFold's prior written consent, disclose such information as is necessary for the performance of services to any of Allstate's consultants and subcontractors who have agreed to be bound by the confidentiality provisions of this Section.

  (c)
  Allstate acknowledges that the disclosure of any aspect of such confidential information which, at law or equity, should remain confidential, will give rise to an irreparable injury to TenFold. Accordingly, Allstate agrees that TenFold shall be entitled to seek equitable relief, including injunction, without the necessity of posting a bond, and specific performance, in addition to all other remedies available at law or in equity for any threatened or actual unauthorized use or disclosure of confidential information relating to the Software System.

  (d)
  The obligations set forth in subparagraphs (a) through (c) above shall not apply to: (i) any disclosure specifically authorized in writing by TenFold or (ii) confidential information: (1) which has become well known in the trade, (2) which was disclosed to Allstate by a third party not under an obligation of confidentiality to TenFold, (3) which was independently developed by or for Allstate not otherwise in violation or breach of this Agreement or any other obligation of Allstate to TenFold, and (4) which was rightfully known to Allstate prior to entering into this Agreement.

  (e)
  The obligations of Allstate set out in subparagraphs (a) through (d) above shall survive the completion or other termination of this Agreement and the return of any confidential information, and Allstate's obligation to maintain the confidentiality of the confidential information shall continue so long as such information is not generally known and used by TenFold's competitors.

17.  Allstate Confidential Information

  (a)
  TenFold acknowledges that Allstate has made and may hereafter make confidential information available to TenFold or TenFold may otherwise learn of trade secret or confidential information of Allstate (collectively, hereinafter "Confidential Data"). Confidential Data includes all Allstate information not generally known or used by others and which gives, or may give, Allstate an advantage over its competitors or which could cause Allstate injury, embarrassment, or loss of reputation or goodwill if disclosed. Such information includes, but is not necessarily limited to, Allstate's data which identify or concern past, current or potential customers, information about business practices, financial results, research, development, systems and plans; and/or certain information and material identified by Allstate as "Confidential". Confidential Data may be written, oral, recorded, or on tapes, disks or other electronic media. Because of the sensitive nature of the information that TenFold and its personnel may become aware of as a result of this Agreement, the intent of the parties is that these provisions be interpreted as broadly as possible to protect Allstate's Confidential Data.

  (b)
  In recognition of its obligation of confidentiality, TenFold further agrees not to disclose the Confidential Data and any information relating thereto in any form, whether written or verbal, to any person other than Allstate, or TenFold's employees having a need to obtain access to the Confidential Data consistent with TenFold's rights hereunder, without the prior written consent of Allstate.

  (c)
  TenFold acknowledges that the disclosure or unauthorized use of any aspect of such Confidential Data which, at law or equity, should remain confidential, will give rise to an irreparable injury to Allstate. Accordingly, TenFold agrees that Allstate shall be entitled to seek equitable relief, including injunction, without the necessity of posting a bond, and specific performance, in addition to all other remedies available at law or in equity for any threatened or actual unauthorized use or disclosure of Confidential Data.

  (d)
  The obligations set forth in subparagraphs (a) through (c) above shall not apply to: (i) any disclosure specifically authorized in writing by Allstate or (ii) Confidential Data: (1) which has become well known in the trade, (2) which was disclosed to TenFold by a third party not under an obligation of confidentiality to Allstate, (3) which was independently developed by or for TenFold not otherwise in violation or breach of this Agreement or any other obligation of TenFold to Allstate, and (4) which was rightfully known to TenFold prior to entering into this Agreement.

  (e)
  The obligations of TenFold set out in subparagraphs (a) through (d) above shall survive the completion or other termination of this Agreement and the return of any Confidential Data, and TenFold's obligation to maintain the confidentiality of Confidential Data shall continue so long as such Confidential Data is not generally known and used by Allstate's competitors.

  (f)
  The protections afforded Allstate under this Section 17 Allstate Confidential Information shall also inure to the benefit of Allstate's subsidiaries and affiliates.

18.  Advertising Restraints

        TenFold agrees that, in accordance with the provisions of Exhibit F, without the written consent of Allstate, it will not use the name, service marks, or trademarks of Allstate or those of any of its affiliated companies or reveal the existence of this Agreement, or the terms or conditions thereof, in any electronic media or written advertising, publicity release or sales presentation.

19.  TenFold's Proprietary Notices

        Allstate agrees that any copies of the Software or Documentation which it makes pursuant to this Agreement shall bear all copyright, trademark, and other proprietary notices included therein by TenFold. Allstate may add its own copyright or other proprietary notice to any copy of the Software or Documentation which contains modifications made by Allstate in accordance with the terms of this Agreement.

20.  Assignment

        Allstate may assign this Agreement to any parent, subsidiary, or affiliate directly involved with the insurance business, or as part of the sale of that part of its business which includes the computer equipment or operating system or any substantial portion of its data processing facilities, or pursuant to any sale, merger, acquisition, consolidation, or other reorganization of Allstate or its parent, subsidiary or affiliate directly involved in the insurance business, without TenFold's consent, upon notice to TenFold. Licensor shall not assign this Agreement without the prior written consent of Allstate, which shall not be unreasonably withheld. An assignee of either party, if authorized hereunder, shall have all of the rights and obligations of the assigning party set forth in this Agreement.

21.  Indemnity

  (a)
  TenFold agrees to indemnify, defend and hold harmless Allstate and its subsidiaries or affiliates, and their respective directors, officers, employees, and agents, against any and all losses, liabilities, judgments, settlements, awards and costs (including legal fees and expenses) arising out of or related to any claim that Allstate's use or possession of the Software or Documentation, or the license granted hereunder, infringes or violates any patent, copyright, trade secret, trademark, or other proprietary right of any third party. Allstate shall give TenFold notice of any such claim to which Allstate is made a party. TenFold shall defend or settle at its sole expense all suits or proceedings arising out of such claim.

  (b)
  No settlement which prevents Allstate from continuing to use the Software System as provided herein shall be made without the prior written consent of Allstate. In all events, Allstate shall have the right to participate in the defense of any such suit or proceeding through counsel of its own choosing.

  (c)
  If there is a breach of the warranty and representation contained in Section 12(a) Ownership of this Agreement, or a third-party claim causes the quiet enjoyment and use of the Software by Allstate to be seriously endangered or disrupted, TenFold shall, at its option,: (1) replace the Software System without additional charge, with a compatible, functionally equivalent and non-infringing product; (2) modify the Software System to avoid the infringement and retain all functionality of the Software System; (3) obtain a license for Allstate to continue use of the Software System for the term of this Agreement and pay for any additional fee required for such license; or, (4) only if none of the foregoing alternatives are possible even after TenFold's best efforts, TenFold shall return all License Fee(s) to Allstate. TenFold agrees to provide Allstate with immediate notice of any claim or threat that could potentially impede Allstate's uninterrupted use of the Software System

22.  Limited Liability

        Except as may be required by Section 12 TenFold's Warranties, Section 16 TenFold Confidential Information, Section 17 Allstate Confidential Information and Section 22 Indemnity of this Agreement, neither party shall be liable for any exemplary, punitive, special, incidental, indirect or consequential damages arising out of breach of this Agreement. Except for liabilities incurred pursuant to Section 17

Allstate Confidential Information) and Section 21 Indemnity, TenFold's liability for damages hereunder shall in no event exceed the amount of fees paid by Allstate under this Agreement.

23.  Prohibition on Multiple Agreements

        During the term of this Agreement, TenFold shall not enter into any other agreement, of any type whatsoever, with the exception of new orders under the existing Agreement, with any company, business unit, department, division, organization or employee of Allstate without the written consent of Allstate, the request for which shall be forwarded to Procurement Governance, with a copy to Corporate Law. Such consent shall not be unreasonably withheld. TenFold understands that the purpose of this provision is to allow Allstate to effectively manage its relationships with the numerous external resources that are utilized in transactions which are critical to its business success.

24.  Termination Provisions

  (a)
  Basis for Termination by TenFold. TenFold shall have the right without further obligation or liability to Allstate: (i) to terminate this Agreement if Allstate is delinquent in making payments of any undisputed fees due under this Agreement and continues to be delinquent for a period of ninety (90) days after the last day payment is due, provided, however, a written notice is given to Allstate by TenFold of the expiration date of the aforementioned ninety (90) day delinquency period at least fifteen (15) business days prior to the occurrence of said expiration date.

  (b)
  Either party may terminate this agreement upon written notice if the other party commits a material breach of its obligation hereunder that remains uncured thirty (30) days after receipt of written notice specifying the nature of the breach and the action required in order to cure the breach.

  (c)
  In the event that either party shall cease conducting business in the normal course, become insolvent, admit in writing its inability to meet its debts as they mature, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or assets or shall avail itself of, or become subject to, any proceeding under the Federal Bankruptcy Act or any other statute of any state relating to insolvency or the protection of rights of creditors, and in the case of a voluntary petition in bankruptcy such petition is not dismissed within 60 days from its filing, then (at the option of the other party), this Agreement shall terminate and be of no further force and effect.

25.  Security

        TenFold and its personnel will at all times comply with all security regulations in effect from time to time at Allstate.

26.  Compliance with Laws

        TenFold covenants and agrees to comply with all applicable federal, state and local laws and regulations relating to performance under this Agreement. By way of illustration, these laws and regulations shall include, but are not limited to: all laws and regulations relating to employment, taxation, and to the health and safety of employees.

27.  Notice

        Except as specifically provided elsewhere in this Agreement, all notices required or permitted to be given by one party to the other under this Agreement shall be in writing and shall be sufficient if made (1) by personal delivery, (including delivery by any commercial delivery service); or (2) by registered or certified mail, postage prepaid, return receipt requested; or (3) by facsimile transmission ("Fax") to the parties at the respective addresses set forth below or to such other person or address as the party to receive the notice has designated by notice to the other party.

    (a)
    If to TenFold:
    TenFold Corporation
    180 W. Election Road, Suite 100
    Draper, UT 84020
    Tel: (801) 495-1010
    Fax: (801) 495-0353
    Attention: General Counsel

    (b)
    If to Allstate:
    Allstate Insurance Company
    Suite E6
    2775 N. Sanders Rd.
    Northbrook, IL 60062
    Tel: (847) 402-0578
    Fax: (847) 402-7898
    Attention: Greg Hopkins

        The date upon which such notice is so actually delivered; or if the notice is given by registered or certified mail, the date upon which it is deposited in the mail; or if sent by Fax, the date on which the Fax was sent, provided an original is received by the addressee by any commercial delivery service within one (1) business day of the Fax, shall be deemed to be the date of such notice, irrespective of the date appearing therein.

28.  Non-Waiver

        No term or provision hereof shall be deemed waived and no breach excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

29.  Applicable Law

  (a)
  This Agreement is entered into in the State of Illinois. This Agreement shall be governed by and construed under the laws of the State of Illinois, excluding that body of law applicable to conflicts of law.

  (b)
  In the event that either party pursues legal action against the other to enforce or protect its rights under this Agreement, the parties agree that the federal or state courts of Cook County, Illinois shall have sole and exclusive jurisdiction over the matter. The parties agree that the prevailing party herein shall be entitled to recover its costs, disbursements, and reasonable attorney's fees following a final judgment from the non-prevailing party.

30.  Insurance

        TenFold shall, during the term of this Agreement, maintain at TenFold's expense the insurance coverage as specified in Exhibit G.

31.  Survival of Terms

        The terms, provisions, representations and warranties contained in this Agreement shall survive unless otherwise provided.

32.  Section Headings

        The descriptive headings of this Agreement are intended for reference only and shall not affect the construction or interpretation of this Agreement.

33.  Complete Agreement

        Each party agrees that this Agreement, together with Exhibits A through H, attached hereto and incorporated herein by this reference, is the complete and exclusive statement of the agreement between the parties, which supersedes all proposals, oral or written, and all other communications between TenFold and Allstate relating to the subject matter of this Agreement except as provided for by this Agreement. This Agreement may be amended or modified only in writing agreed to and signed by authorized representatives of both parties.

34.  Severability

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

35.  Federal Contractor

        Allstate is an equal opportunity employer and complies with all federal and state employment laws and regulations, including: Executive Order 11246; The Vietnam Era Veteran's Readjustment Act of 1974; the Americans With Disabilities Act, and Section 503 of the Rehabilitation Act of 1973. Accordingly, as Allstate's vendor, it is requested that TenFold make the same commitment.

36.  ACKNOWLEDGMENT

        THIS AGREEMENT SHALL BE CONSTRUED WITHOUT REGARD TO THE PARTY OR PARTIES RESPONSIBLE FOR THE PREPARATION OF THE SAME AND SHALL BE DEEMED AS PREPARED JOINTLY BY THE PARTIES HERETO. ANY AMBIGUITY OR UNCERTAINTY EXISTING HEREIN SHALL NOT BE INTERPRETED OR CONSTRUED AGAINST ANY PARTY HERETO. EACH OF THE PARTIES HERETO STATES THAT IT HAS READ EACH OF THE PARAGRAPHS OF THIS AGREEMENT, HAS HAD THE OPPORTUNITY TO AVAIL ITSELF OF LEGAL COUNSEL OF ITS CHOICE DURING NEGOTIATIONS OF THIS AGREEMENT, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT UNDER NO DURESS AND THAT IT UNDERSTANDS THE SAME AND UNDERSTANDS THE LEGAL OBLIGATIONS THEREBY CREATED.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit A
Universal Application License

I.    Description of Programs.

        The Universal Application is an integrated applications software development technology for building sophisticated, mission-critical, distributed software applications.

II.    License Rights Granted.

II.A.
TenFold grants to Allstate a nonexclusive, nontransferable, perpetual license to use the Universal Application as follows:

i.
to have an unlimited number of Allstate's Independent Agents, and Allstate's and its affiliates' employees and contractors who support the Independent Agent market, use the Programs from multiple productions sites located at Allstate's facilities, provided that all support services provided under Exhibit C shall be provided through a single production site agreed by the parties;

i.
to use the Universal Application to support the development, deployment, production operation and maintenance of an unlimited number of policy rating, underwriting, and insurance product development applications for business serviced by Allstate's Independent Agents;

ii.
to use the Documentation provided with the Programs in support of Allstate's authorized use of the Programs;

iii.
to copy the Programs for archival or backup purposes; no other copies shall be made without TenFold's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement.

II.B.
Allstate may not use the Programs to develop or maintain any applications other than applications relating to rating, underwriting, and insurance product development;

II.C.
Allstate may not sell, license or otherwise provide the Programs or derivative Programs to any third party for relicensing, resale, or other form of distribution;

II.D.
Allstate shall not copy or use the Programs (including the Documentation) except as specifically permitted in this Agreement.

II.E.
TenFold shall retain all title, copyright, and other proprietary rights in the Programs. Allstate does not acquire any rights, express or implied, in the Programs, other than those specified in the Agreement and related Exhibits.

III.  Related Materials

        Tenfold will provide the following to Allstate, as part of the Program License, to support installation and use of the Programs:

  i.
  Documentation for the Universal Application;

  ii.
  Media containing the Universal Application for use with Allstate's Certified Platform as set forth in Exhibit B;

        The parties acknowledge that TenFold has no other obligation to perform services under this Exhibit A.

IV.  Term.

        Subject to the limitation regarding production operation of applications set forth in Section II(A)(i), above, this license grant shall remain in effect perpetually unless this license or the Agreement is terminated as provided in the Agreement.

V.    Fee for License.

        The fee for this license, which are non-cancelable and non-refundable, subject to remedies available under the warranty provisions of Section 12 of the Agreement or available under pertinent laws, are *** due and payable as follows:

Due date	Amount payable
On the Effective Date set forth below	***
30 days from the Effective Date below	***
Total	***

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit A-1
TenFold PolicyXpress License

I.    Description of Programs.

        The TenFold PolicyXpress package is an integrated insurance application software technology for configuring sophisticated, survival-dependent, distributed insurance software applications. TenFold PolicyXpress includes the Universal Application; TenFold ComponentWare modules including PowerImport, PowerExport, PowerScoring, PowerOrganization; TenFold Reporter; TenFold Line of Business Builder; and the TenFold PolicyXpress Libraries.

II.    License Rights Granted.

II.A.
TenFold grants to Allstate a nonexclusive, nontransferable, perpetual license to use the Programs as follows:

i.
to have an unlimited number of Allstate's Independent Agents use the Programs from multiple production sites located at Allstate's facilities, provided that all support services provided under Exhibit C shall be provided through a single production site agreed by the parties;

ii.
To use TenFold PolicyXpress to support the configuration, implementation, enhancement, and support of TenFold PolicyRater for any insurance lines of business, projects, or products serviced by Allstate's Independent Agents;

iii.
to use the Documentation provided with the Programs in support of Allstate's authorized use of the Programs;

iv.
to copy the Programs for archival or backup purposes; no other copies shall be made without TenFold's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement.

II.B.
Allstate may not use the TenFold PolicyXpress package to develop or maintain any applications other than those set forth in II.A.ii, above.

II.C.
Allstate may not sell, license or otherwise provide the Programs or derivative Programs to any third party for relicensing, resale, or other form of distribution;

II.D.
Allstate shall not copy or use the Programs (including the Documentation) except as specifically permitted in this Agreement.

II.E.
TenFold shall retain all title, copyright, and other proprietary rights in the Programs. Allstate does not acquire any rights, express or implied, in the Programs, other than those specified in the Agreement and related Exhibits.

III.  Related Materials

        Tenfold will provide the following materials to Allstate, as part of the Program License, to support installation and use of the Programs:

  i.
  Documentation for TenFold PolicyXpress, Universal Application, TenFold ComponentWare, TenFold Reporter, Line of Business Builder, and the TenFold PolicyXpress libraries;

  ii.
  Media containing the Programs suitable for use with Allstate's Certified Platform as set forth in Exhibit B Media;

IV.  Term.

        This license grant shall remain in effect perpetually unless this license or the Agreement is terminated as provided in the Agreement.

V. Fees for License.

        The fees for this license grant are payable in accordance with the schedule set forth in Section IV of Exhibit B.

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit A-2
Options for Additional TenFold Licenses

I.    TenFold PolicyRater License Option.

        The parties agree that Allstate shall have the option to acquire additional licenses to the Programs granted under Exhibit A-1, as follows:

  i.
  No additional license fees shall be payable based on increases from growth of Allstate's existing Independent Agent business, regardless of whether such growth results from expansion of existing business, acquisition, merger, consolidation, or otherwise.

  ii.
  Upon written notice to TenFold, Allstate may exercise its option to extend the use of the license granted under Exhibit A-1 to employees, contractors, and agents of Allstate and its affiliates that are not Allstate Independent Agents, provided that Allstate shall pay TenFold an additional license fee as set forth in the table below *** over the immediately preceding four calendar quarters by Allstate and its affiliates to which the use of the license granted in Exhibit A-1 are extended:

Date of Exercise	***
On or before March 15, 2000	***
On or before June 15, 2000	***
On or before September 15, 2000	***
After September 15, 2000	***
  iii.
  Exercise of the option shall be deemed completed upon Allstate's delivery to TenFold of a written statement electing to exercise the option accompanied by a full computation of the license fees due under this Exhibit ***, and supporting documentation mutually agreeable to the parties. The additional license fees hereunder shall be due and payable upon exercise of the option.

  iv.
  TenFold agrees to offer support services for licenses acquired pursuant to the option under this Section I at an annual rate of ***, commencing on the date of exercise of the option. Support fees will be due and payable for the first year upon exercise of the option and for subsequent years on the anniversary of the option exercise. Annual increases in the support fees therafter shall be *** The terms and conditions of the support services shall be set forth in a separate Exhibit to this Agreement similar in form and substance to Exhibit C and mutually agreed by the parties.

  v.
  The option rights granted in this Exhibit shall expire on September 15, 2001.

II.    TenFold Policy Administration License Option.

        The parties agree that Allstate shall have the option to acquire additional licenses to the TenFold PolicyXpress to configure Policy Administration applications as follows:

  i.
  For purposes of this Exhibit A-2, Policy Administration includes the transactions (screens) to manage a policy throughout its entire lifecycle, including quoting and new business issue; expert and manual underwriting; integrated workflow; automated and manual (for exception handling) policy functions, such as renewals, cancellations, reinstatements, and endorsements. Policy Administration also includes transactions for managing the ProductLibrary, agency information, form identifiers, and loss-control (or inspection) reporting. Policy Administration also includes billing and commission processing. Policy Administration generates statistical codes for policy events throughout the lifecycle and passes these statistical codes to a downstream statistical reporting application. Policy Administration integrates with BillingXpress™ to meet billing functionality requirements. Policy Administration interfaces with your claims application to provide coverage verification information and to import limited loss experience information for policy reporting.

  ii.
  Upon written notice to TenFold, Allstate may acquire a license to have an unlimited number of Allstate's Independent Agents use TenFold PolicyXpress to support the configuration, implementation, enhancement, maintenance and production use of any number of Policy Administration applications for any insurance lines of business, projects, or products serviced by Allstate's Independent Agents, subject to payment of an additional license fee of *** The option right granted in this Section II.ii. shall expire on June 30, 2000 [year corrected by hand (from 1999) on original].

  iii.
  TenFold agrees to offer configuration services for the Policy Administration license acquired pursuant to Section II.ii, above, based on the functionality described in Section II.i. TenFold and Allstate acknowledge and agree that the an agreement for performance of such configuration services shall be based on the results an Executive Overview (planned for completion in November 1999) and set forth in an Exhibit to this Agreement in form and substance similar to Exhibit B, to be mutually agreed by the parties, for which the parties estimate the total configuration service fees (excluding any interface or conversion work) to be in the range of ***

  iv.
  Upon written notice to TenFold, Allstate may acquire a license to have an unlimited number of employees, contractors, and agents of Allstate and its affiliates that are not Allstate Independent Agents use TenFold PolicyXpress to support the configuration, implementation, enhancement, maintenance and production use of any number of Policy Administration applications for any insurance lines of business of Allstate and its affiliates, subject to payment of an additional license fee of *** of annual direct written premium over the immediately preceding four calendar quarters by Allstate and its affiliates to which the use of the license granted under this option is extended, but subject in any case to a minimum additional license fee payment of ***. The option right granted in this Section II.iv. shall expire on June 30, 2000.

  v.
  Exercise of the options set forth in Sections II.ii and II.iv, above, shall be deemed complete upon Allstate's delivery to TenFold of a written statement electing to exercise the option accompanied by full payment of the license fees set forth above, and for the option set forth in Section II.iv, accompanied by a full computation of the license fees due under Section II.iv.***

  vi.
  TenFold agrees to offer support services for licenses acquired pursuant to the options under this Section II at an annual rate of *** commencing on the date of exercise of the option. Support fees will be due and payable for the first year upon exercise of the option and for subsequent years on the anniversary of the option exercise. Annual increases in the support fees thereafter shall be *** The terms and conditions of the support services shall be set forth in a separate Exhibit to this Agreement similar in form and substance to Exhibit C and mutually agreed by the parties.

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit B-1
TenFold PolicyXpress
Configuration Services

I.    Description of Programs and Services.

        Allstate retains TenFold to provide the following services:

  •
  Configure the lines of business for the TenFold PolicyRater application as described in the TenFold PolicyRater Executive Overview, using the TenFold PolicyXpress package.

  TenFold's fixed price configuration services include:

  •
  Reviewing Allstate's application needs and providing the Executive Overview dated August 23, 1999 and delivered to Allstate, describing the TenFold PolicyRater application TenFold proposes to configure to meet those needs.

  •
  Complete configuration of the lines of business defined in the Executive Overview.

  •
  All TenFold staffing necessary to configure the lines of business defined in the Executive Overview.

  •
  Weekly status reports.

  •
  Providing Concepts Manual documentation on configured application functionality.

  •
  Installation of interim versions of the application configured for the lines of business described in the Executive Overview and demonstration that the final configured version passes all acceptance tests.

  •
  TenFold will use its reasonable efforts to meet an aggressive configuration schedule as follows (the dates that follow assume an August 30, 1999 start date):

Date	Project milestone
***	TenFold publishes TenFold PolicyRater Executive Overview.
***	TenFold teaches TenFold PolicyRater Concepts Training at Allstate's facility.
***	TenFold completes the requirements phase of the project and delivers approved:
	•	TenFold PolicyRater Concepts Training (approved by Allstate as set forth in Section II, below)
	•	TenFold PolicyRater Concepts Manual (approved by Allstate as set forth in Section II, below)
	•	TenFold PolicyRater database design (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	Acceptance test definitions and data (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	Demonstration script (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	A revised TenFold PolicyXpress Executive Overview (approved by Allstate as set forth in Section II, below)
	•	A TenFold PolicyRater Report Book (with Allstate's input and approved by Allstate as set forth in Section II, below)
***	TenFold delivers substantively complete, fully configured first version of TenFold PolicyRater for the agreed-upon lines of business and Allstate begins grazing.
***	TenFold delivers an improved version of the configured application for more Allstate grazing.
***	TenFold delivers completely configured, fully tested TenFold PolicyRater

  TenFold's fixed price configuration services do not include:

  •
  Additional features the parties agree to add to TenFold PolicyRater beyond those described in the Executive Overview or features outside the scope described in all other requirements documentation described in the above table and delivered by TenFold to Allstate on August 23, 1999. Should this need arise, TenFold will draft change orders for Allstate's approval and, once approved, TenFold will add these features to TenFold PolicyRater. The addition of such features may impact TenFold's ability to complete configuration of TenFold PolicyRater on schedule and may require adjustment or re-negotiation of the TenFold guarantee (see TenFold Guarantee, below).

  •
  Programming modifications to or interfaces directly with existing Allstate systems.

  •
  Performance benchmarking.

  •
  Training classes to teach technical staff how to use the Universal Application. (See Exhibit D Training Services for training services to be provided separately).

  •
  Training classes to teach end-users or technical staff how to use or maintain TenFold PolicyRater. (See Exhibit D Training Services for training services to be provided separately).

  •
  Support for TenFold PolicyRater, once the application is completed. (See Exhibit C Support Services for support services to be provided separately).

  •
  A license for Allstate to use TenFold PolicyXpress or TenFold PolicyRater beyond the license described in Exhibit A-1.

  •
  Reimbursement for TenFold travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required during the conduct of the project.

  •
  Allstate staff compensation or travel and living expenses for Allstate staff.

  Change orders

  •
  During the course of the implementation, change orders may become necessary. Change orders within the scope of this Exhibit ***. TenFold will handle requests for changes as follows:

  (i)
  Changes requested by Allstate as a result of TenFold's misunderstanding of the requirements referenced or defined in the Executive Overview or the Concepts Manual are deemed to be within the scope of services covered by this Exhibit ***;

  (ii)
  If Allstate requests any new functionality not referenced or defined in the Executive Overview or Concepts Manual, TenFold will evaluate the request and advise Allstate in writing whether additional fees would be required in order to implement the requested functionality. TenFold and Allstate agree to confer in good faith at the appropriate executive level concerning the requested change, including discussions between the President of Allstate's Independent Agent Markets and the President of TenFold's Insurance Group, where appropriate. TenFold agrees that will not prepare final estimates of additional fees or commence any work to implement any change except as agreed as a result of such a conference.

  (iii)
  If TenFold initiates changes on its own during performance of the configuration services under this Exhibit, or thereafter while Allstate is under paid support, all such changes will be deemed to be within the scope of this Agreement, shall be presented to Allstate in advance for review and approval, and shall not be subject to additional fees.

  (iv)
  All change order work will be performed pursuant to a written change order to be agreed by the parties defining the scope of work, schedule, payment terms, and other pertinent terms and conditions.

  •
  TenFold acknowledges and agrees it may need to create additional Acceptance Tests in order to verify the successful execution of new functionality added pursuant to change orders agreed by the parties under the criteria set forth above. Additional Acceptance Tests created for such purpose shall be deemed to be part of the requirements documentation as defined in the table above, as well as for purposes of the acceptance and testing criteria set forth in Section III, below.

  TenFold guarantees its fixed price configuration services as follows:

  •
  TenFold will complete the configuration of TenFold PolicyRater in accordance with the schedule set forth in the table above (subject to adjustment for any delays attributable to Allstate or a Force Majeure Event). The dates set forth in the table assume an August 30, 1999 start date and will be adjusted in accordance with the actual start date. ***

  •
  If Allstate has not fulfilled its responsibilities pertaining to the requirements phase, as described in the table above and in Section II below, including without limitation database design and provision of acceptance tests and required test data for each test case, within five business days of the date set forth above for completion of the project's requirements phase, Allstate may (i) retain TenFold to assist Allstate in fulfilling such obligations on a time and materials basis at the rates set forth in Section IV, below, and retain the validity of the guarantee with appropriate adjustments for the delay attributable to Allstate; or (ii) delay the project, in which case the guarantee set forth above shall become null and void. If Allstate elects to retain TenFold to assist with completion of Allstate's responsibilities as set forth in (i) above, and such efforts take less than thirty (30) days, the guarantee will continue in force, but shall be adjusted for the delay. If such efforts continue for more than thirty (30) days, the guarantee set forth above shall become null and void unless the parties agree in writing upon terms and conditions under which the guarantee will continue in force, including without limitation adjustment of the dates set forth in the table above.

II.    Allstate Responsibilities.

        Allstate agrees that it has the following responsibilities:

  •
  Provide required Allstate staff involvement in the project as follows:

  •
  Executive sponsor—Allstate will assign an executive sponsor with the understanding, authority, and desire to achieve the goals of the project. The Executive Sponsor will periodically review the project for quality and meet with the TenFold Executive Sponsor from time to time to ensure optimal project teamwork.

  •
  Project manager—Allstate will assign as project manager an experienced executive who will act as Allstate's primary interface with TenFold on the project, and work generally full-time on the project. The Project Manager will manage all Allstate staff on the project, and ensure that Allstate meets its commitments with high-quality deliverables.

  •
  Information Systems Manager—Allstate will an assign an information systems manager to fill the critical role of securing the hardware and software for the application and for configuration, and in setting up and maintaining consistency of these environments throughout the project. This manager's staff will install the application in Allstate's environment.

  •
  Information Systems staff—Allstate will assign two (2) information services staff to work along side the TenFold staff who build the application to ensure transfer of the technology required for Allstate to maintain the application in the future. Unless otherwise agreed, Allstate's information systems staff shall work in TenFold's facilities on a full-time basis for the duration of the project.

  •
  End-users—Allstate will ensure that senior end-users and end-user managers are available from time to time, as required, for interviews, questions, review of written deliverables, and grazing the various versions of the application.

  •
  Database Architects and Administrators (DBAs)—During the database design, Allstate will assign a DBA to work with TenFold's database designer to design the application database and approve the design.

  •
  Others—Allstate may assign others to the project on a temporary or part-time basis, as required and as agreed by the parties, during various project phases.

  •
  Promptly review and approve TenFold requirements, design documents, acceptance test strategy, and status report materials—Allstate agrees to identify in advance its staff that should review TenFold design materials and to coordinate review schedules with TenFold publication dates so that written review comments can be available to TenFold within five working days of design publication (no comment implies agreement).

  •
  Participate extensively in defining acceptance tests—Allstate agrees to enumerate all test cases required for TenFold's automated acceptance testing. Allstate will provide specific data values for TenFold to use as input to each acceptance test case and expected results for each test case that are sufficiently specific to determine when each test runs successfully. Allstate agrees that upon successful completion of all acceptance tests the configuration of TenFold PolicyRater is complete.

  •
  Participate extensively in defining reports—Allstate agrees to enumerate all reports required in TenFold PolicyRater for compilation into the Report Book. Allstate will provide a sample report for reports that must replace existing reports or a hand-drawn sample for new reports. Additionally, Allstate agrees to work with TenFold staff to fill out a standard TenFold report description form to describe the purpose, use, content, et cetera for each report.

  •
  Provide weekly status reports—Allstate agrees to provide TenFold with a written weekly project status report.

  •
  Provide workspace and equipment for on-site activities—Allstate agrees to provide TenFold with adequate workspace and equipment while TenFold staff are working at Allstate's facilities. Generally, one large office or a conference room with two personal computers equipped with Microsoft Office and connected to Allstate's network is adequate.

  •
  Provide configuration hardware and software—Allstate agrees to have TenFold provide the same hardware and software that Allstate intends to use in production during configuration of the application, as described in Section VI, in accordance with the terms set forth in Exhibit E.

  •
  Modify or enhance related applications—Allstate will modify or enhance related applications as required to work effectively with TenFold PolicyXpress.

  •
  Prepare Allstate to use the new application—This includes for example, defining changes to application user roles and responsibilities, communicating changes to end-users and customers, integrating application with business processes, and testing business processes.

  •
  Preparing Allstate production environment—This includes for example, procuring and preparing the production environment, upgrading the production environment as required, and removing the existing application from the production environment, on a schedule to support the project.

        If Allstate does not perform its obligations in a timely manner, TenFold reserves the right to complete such obligations on behalf of Allstate, to the extent it is able to do so, and charge for those services on a time and materials basis at the rates set forth in Section IV, below. If the project is delayed due to Allstate's failure to perform its obligations in a timely manner, and TenFold is unable or does not elect to assist in completing such obligations on Allstate's behalf, TenFold will charge, on a time and materials basis at the rates set forth in Section IV below, for each day that its resources are idled as a result of such delay. If the cumulative delay of the project attributable to Allstate exceeds 45 days, TenFold will provide written notice of such delay to Allstate. If the cumulative delay attributable to Allstate exceeds 60 days, TenFold may elect to terminate the Agreement and retain all fees earned up to the date of termination.

III.  Testing and Acceptance

        TenFold will publish its acceptance testing strategy for configuration work requested by Allstate. Allstate is responsible for promptly reviewing and commenting on the strategy (no comment implies agreement). Acceptance of configuration work occurs when the software passes the Acceptance Tests.

IV.  Fees for Services.

        Allstate agrees to pay TenFold *** for its fixed price services described in Section I, *** for the TenFold PolicyXpress license set forth in Exhibit A-1 and *** for the training services set forth in Exhibit D, on the following payment schedule:

Due date	Amount
***	***
***	***
***	***
***	***
***	***
***	***
***	***

        The total set forth above includes the *** credit set forth in the Executive Overview Authorization Letter dated July 15, 1999.

        If Allstate and TenFold enter into an agreement for performance of TenFold's FastStart services for TenFold PolicyRater (11 lines of business for one state), within 30 days of the Effective Date set forth below, the final payment set forth in the table above ***. TenFold and Allstate acknowledge and agree that the agreement for performance of such FastStart services shall be based on the results of the TenFold PolicyRater FastStart Executive Overview that was commenced on September 14, 1999, and for which the parties estimate the total services fee to be in the range of ***. These estimates are based on rules and rates comparable to Allstate's policies as of the Effective Date.

        For services TenFold provides outside the scope of the fixed price services described in Section I, Allstate agrees to pay TenFold an hourly rate for its staff based upon the position held by each staff member. TenFold's rates for these staff positions (which may change from time to time) are:

Staff position	Hourly rate
Project Director, Senior Architect	***
Project Manager, Guru, Database Designer	***
Senior Applications Developer	***
Applications Developer	***

        Allstate shall reimburse TenFold for actual, reasonable, travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required. TenFold agrees to invoice Allstate monthly for these services, with payments due within 30 days of invoice date.

V.    Location for the work.

        Both parties agree that the configuration services will generally occur in TenFold's offices in Chicago and Salt Lake City.

VI.  Hardware and Software.

        The Certified Platform shall consist of the following combination of hardware and software:

Server Hardware Platform	Sun
Server Operating System	Solaris [version and patch level]
Server Database Software	Oracle 8.0.5.1 [patch level]
Standard Clients	NT Workstation 4.0 (service pack 4); Windows 95 (with Y2K patch)
I Clients	NT Workstation 4.0 (service pack 4); Windows 95 (with Y2K patch)
Browser Clients	Microsoft IE 4.x and 5.x; Netscape Navigator 4.x
Network Environment	TCP/IP over Ethernet; TCP/IP over Token Ring
C Compiler	GCC
Web Server—Hardware	Intel [further specification required]
Web Server—OS	NT 4.0 (service pack 5)
Web Software	Microsoft IIS

        As the configuration services will occur in TenFold's offices, TenFold will provide the certified platform for the configuration services set forth in this Exhibit. Allstate agrees to separately provide all hardware, software, and human resources required for any agreed-upon performance testing.

        Allstate may, upon adequate written notice to TenFold (but in no case less than 60 days), elect to make changes to the Certified Platform. Such change may be to another hardware and software combination comprising an existing TenFold Certified Platform or to a new Certified Platform, subject to the availability of TenFold resources and Allstate's provision of all hardware and software required to certify the new platform. Any costs incurred by TenFold in accommodating Allstate's requested changes to the Certified Platform shall be deemed to be services outside the scope of the fixed-price services, as described in Section IV, above, chargeable at TenFold's standard time and materials rates, as set forth in that Section. All dates and times set forth in this Exhibit, including without limitation those pertaining to the TenFold Guarantee, shall be adjusted to reflect the actual delay incurred by TenFold in accommodating Allstate's requested changes to the Certified Platform. A schedule of TenFold's Certified Platforms, as of the Effective Date, is set forth in Exhibit B-2.

VII. Application License, Ownership, and Distribution Rights.

        TenFold grants to Allstate a nonexclusive license to use the fully configured application on an unlimited number of computers within Allstate, subject to the limitations on Allstate's TenFold PolicyXpress license specified in Exhibit A.

        TenFold shall retain all right, title, and interest in the Universal Application, TenFold ComponentWare, Line of Business Builder, TenFold PolicyXpress and all other software, templates, modules, standards, documentation and other materials protectable under patent, copyright, or trade secret laws, that exist as of the date of this letter agreement, and all derivative works and enhancements thereto, together with materials that are automatically generated by the Universal Application, but excluding any proprietary materials of Allstate.

        Proprietary materials of Allstate shall include data, algorithms, programming logic, rules, workflows, and other proprietary elements provided by Allstate and incorporated into the documents or developments produced by TenFold under this Agreement. At no time will TenFold disclose any of Allstate's proprietary information to a competitor of Allstate or any other third party without the express advance written approval of Allstate. Allstate may not sell, license or otherwise provide the application or derivative applications to any third party for relicensing, resale, or other form of distribution.

VIII.  Configuration for Additional States

        TenFold agrees that it will offer its services to Allstate to configure TenFold PolicyRater for the same eleven (11) lines of business covered under this Exhibit for an additional seven (7) states, the configuration requirements for which shall be comparable to Pennsylvania.

        The configuration services for the additional states will be provided pursuant to a separate Exhibit to this Agreement, on terms and conditions to be mutually agreed by the parties, provided that TenFold agrees that the total configuration fees for the additional states listed above shall not exceed ***.

        TenFold agrees to make available the services of its experts to assist Allstate with architectural support for configuration of additional rules by providing a total of 260 man-days of such services for a total price ***, excluding travel and accommodations. The details concerning scheduling and other terms and conditions for providing such services shall be set forth in a separate Exhibit to this Agreement to be agreed in good faith by the parties.

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit B-2
Certified Platforms

Platform Name	Server Name	Platform	Operating System Version	Database Version
HP1	Alpine	HP	HPUX 10.20	Sybase 11.5
HP2	Irving	HP	HPUX 11.0	Oracle 8.0.5
HP3	Irving	HP	HPUX 11.0	Oracle 8.0.4
IBM 1	Kaysville	IBM	AIX 4.2	DB2 5.2
IBM 2	Kaysville	IBM	AIX 4.2	Oracle 8.0.4
IBM 3	Snowbird	IBM	AIX 4.3	Oracle 8.0.5
NT 1	Alamo	Intel	NT Server 4.0	Oracle 7.3.3
NT 2	Ballard	Intel	NT Server 4.0	Oracle 8.0.4
NT 3	Bicknell	Intel	NT Server 4.0	SQLServer 7
SEQ 1	Astoria	Sequent	DynixPTX 4.4.4	Oracle 8.0.4
SUN 1	Larkspur	SUN	Solaris 2.6	Sybase 11.5.1
SUN 2	Larkspur	SUN	Solaris 2.6	Oracle 8.0.4
SUN 3	Larkspur	SUN	Solaris 2.6	Oracle 8.0.5
SUN 4	Oakland	SUN	Solaris 2.5	Oracle 7.3.3
SUN 5	Larkspur	SUN	Solaris 2.6	Sybase 11.9.2
SUN 6	Tooele	SUN	Solaris 2.6	Oracle 8.0.5
SUN 7	Tooele	SUN	Solaris 2.6	Oracle 8.0.6

Exhibit C
Support Services

I.    Description of Services.

        Allstate retains TenFold to provide the following services:

  •
  Technical assistance—TenFold will provide Allstate with telephone-based technical assistance with the Programs for the Certified Platform, including unlimited Universal Application and TenFold PolicyRater incidents reports per year. TenFold technical staff will provide unlimited telephone support during normal business hours (M-F 7am-7pm Mountain Time) and 24x7 access via pager service. Allstate agrees to designate one primary and one secondary technical contact. TenFold will use its reasonable efforts to resolve reported problems promptly based upon the severity of the problem as described in the TenFold Support Policies.

  •
  New releases—TenFold will provide Allstate with new releases of TenFold PolicyRater and the Universal Application, when and if available. Software releases typically contain software error corrections, new features, and enhancements. TenFold will certify TenFold PolicyRater on new releases of the Universal Application.

  •
  Integration assistance—TenFold will provide Allstate with up to twenty (20) hours of integration assistance per year for Program upgrades, enhancement reviews, assistance with regression test strategies, and performance tuning.

  •
  Education—TenFold provides standard training courses to assist Allstate in learning to use and maintain the Universal Application and TenFold PolicyRater.

  •
  Transition services—TenFold will provide the following support services during the first week following acceptance of the application, to help Allstate transition to production operation:

  •
  On-site support—TenFold will provide on-site support for ten days following live production operation of the initial TenFold PolicyRater production site in Northbrook, Illinois. One or more technical analysts from the TenFold support organization will provide the on-site support. This on-site support team will work with Allstate's technical contacts to resolve all application incidents.

  •
  Support assistance—TenFold will provide assistance in defining and implementing an effective support process for supporting end-users of the Programs and will conduct a monthly support review.

  •
  Expert services—TenFold will make available experts to assist Allstate with post-production activities such as performance tuning, release planning, report modifications, and system administration. TenFold will use reasonable efforts to make such experts available to Allstate as needed to resolve any incidents during the ten-days of on-site technical support transition period.

II.    Support Program

        Allstate elects to purchase support for the Universal Application and TenFold's Product Support for TenFold PolicyRater as granted in Exhibits A and A-1, as follows:

Program	Description of program features		Support fee
Universal Application	•	New releases of the Universal Application	***
Support and Product	•	New releases of the TenFold PolicyRater
Support for TenFold	•	Upward compatibility
PolicyRater	•	Unlimited Universal Application incidents
Support for TenFold	•	24 X 7 telephone assistance
PolicyRater	•	Timely response to incidents
	•	Monthly support review
	•	One primary and two secondary customer points of contact
	•	Five days of TenFold education
	•	New application product releases
	•	Unlimited application incidents
	•	10 days of on-site technical support
	•	Application maintained on a TenFold Server
	•	20 hours of integration assistance
	•	Certification of your applications modification follow TenFold processes and provide Acceptance Tests

III.  Fees for Services.

        For these services, Allstate agrees to pay TenFold *** per year for the first three year's support services, to commence on March 1, 2000, and to be paid on the commencement date. Fees for years two and three shall be due and payable on the first and second anniversaries of the commencement date. TenFold agrees to invoice 30 days before fees are due so that Allstate can ensure that fees are paid promptly and received before due. Allstate agrees to reimburse TenFold for actual, reasonable, travel and living expenses for any on-site services requested. TenFold agrees to invoice Allstate monthly for these expenses, with payments due within 30 days of invoice date. TenFold will provide Universal Application support, limited to upgrades only, during the period between the Effective Date set forth below and February 29, 2000, ***.

IV.  Term

        This Exhibit may be renewed by Allstate for subsequent annual periods following year three on the anniversary date of the commencement of services, by Allstate's notice to TenFold at least 30 days prior to the anniversary date. TenFold agrees that following the third year, annual increases in the support fees from the previous year shall be ***. TenFold agrees to provide Allstate written notice of any change in support fees at least sixty (60) days in advance of such change. Should either party elect to not have the Exhibit renewed automatically, the Exhibit terminates at the end of the current term on the anniversary of the commencement of services as set forth in Section III, above.

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit D
Training Services

I.    Description of Services.

        Allstate retains TenFold to provide the following training services:

  •
  Application Developer Training—TenFold offers courses for developers that either work on a TenFold application development project team or maintain Universal Application based applications. TenFold conducts Application Developer Training before application development begins so Allstate employees can contribute to the project from the start. TenFold offers these training programs periodically at our corporate training facility. Application Developer Training includes these Basic and Advanced classes:

    Basic Application Developer Training

Training Class Title	Duration
Application Developer BootCamp	17 days

    Advanced Application Developer Training

Training Class Title	Duration
TenFold Language	1 day
Advanced TenFold Reporter	1 day
  •
  System Administrator Training—TenFold offers standard training classes for those who administer TenFold Applications servers and databases.

Training Class Title	Duration
Universal Application Installs and Upgrades	1 day
Universal Application Server Manager Administration	1 day
PowerImport/PowerExport	1 day
  •
  Custom TenFold Administrator Training—On-site sessions of customized classes for TenFoldadministrators are available for *** for development of the course and *** plus instructor travel and living expenses for each delivery of the course. TenFold requires four to six weeks advance notice to schedule Custom Administrator training. A 5 day TenFold administrator training class will be required for Allstate's administrators.

  •
  Custom TenFold End-user Training -On-site sessions of customized TenFold end-user classes are available for *** for development of the course and *** plus instructor travel and living expenses for each delivery of the course. TenFold requires four to six weeks advance notice to schedule Custom End-user training. A 10 day TenFold training class will be required for Allstate's end-users.

II.    Fees for Services.

        Fees for the training set forth in the table below are included in the FastStart Services fee set forth in Exhibit D and shall be paid in accordance with the payment schedule set forth in Exhibit C. Allstate also agrees to pay instructor travel and living expenses to provide the training courses for the number of Allstate participants indicated in the table below:

Training Program	Courses	Participants	Duration	***
Application Developer Training	Application Developer BootCamp, TenFold Language, Advanced TenFold Reporter	4 developers	19 days Standard*	***
System Administrator Training	Universal Application Installs and Upgrades, Universal Application Server Manager Administration, and PowerImport/PowerExport	4 administrators	3 days Standard*	***
Custom Application Administrator Training	TenFold Policy Manager Foundations, TenFold Policy Manager Rules, and TenFold Policy Manager Reference Transactions	Up to 15 end-users per class	5 days Custom**	***
Custom TenFold Policy Manager End-User Training	Policy Entry and Endorsements, Rating, Underwriting, Business Rules Maintenance, Agency Management, and Forms Management	Up to 15 end-users per class	10 days Custom**	***
Total				***

*
Standard courses are delivered at TenFold training centers in Salt Lake City, Utah
**
Custom courses are delivered on-site at Allstate facilities

  Fees for above classes will be paid together with the fees payable under the table set forth in Section IV of Exhibit B

The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit E
Customer Reference Services

I.    Customer Reference.

        In consideration of the rights granted and services performed under this Agreement, Allstate agrees to act as a customer reference for TenFold from time to time by providing reasonable assistance to TenFold as described below, subject to prior written approval in accordance with Allstate's internal policies and procedures in each case.

II.    TenFold Customer Reference Program.

        Allstate will participate in TenFold's Customer Reference Program as follows:

  •
  Sales Reference—Allstate will designate a company contact to speak to potential TenFold customers from time to time.

  •
  Initial Press Release—TenFold will not issue any press releases except as approved in accordance with this Exhibit other than as may be required for legal reporting purposes. TenFold and Allstate agree that they will cooperate to produce a joint press release, following the initial implementation of TenFold PolicyRater.

  •
  Public Relations—Allstate will designate a company contact to be a press and analyst reference who can be quoted in industry and business publications. Allstate's contact will endeavor to respond to inquiries with information and quotations within 48 hours.

  •
  Marketing—Allstate agrees to be included in TenFold marketing materials (brochures, CDs, videos, et cetera) that highlight customers and will cooperate with TenFold to prepare them.

III.  TenFold Support.

        TenFold will provide assistance to minimize Allstate's burden in providing the services described above, including:

  •
  Screening Customers—TenFold will screen customers and potential customers prior to contact with Allstate and will provide Allstate with advance notice of all customer reference calls, including a profile of the customer.

  •
  Screening Press and Analysts—TenFold will screen press and analyst calls and provide advance notice and background information to Allstate.

  •
  Preparing Marketing Materials—TenFold will prepare drafts of all marketing materials (brochures, CDs, videos, et cetera) for Allstate's approval, which shall not be unreasonably withheld.

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Exhibit F
Insurance Requirements

        TenFold shall be required to maintain all of the following policies or coverages and in each case shall be required to name Allstate as an additional insured on a non-contributory basis if possible or to do whatever is necessary to ensure that the coverage inures to the benefit of Allstate.

        (1)    Workers' Compensation.

    Workers' compensation statutory coverage as required by the laws of the jurisdiction in which the services are performed. (If any direct claims for worker's compensation benefits are asserted against Allstate by any service personnel of TenFold or, in the event of death, by their personal representatives, then, upon timely written notice from Allstate, TenFold will undertake to defend Allstate against such claim(s) and will indemnify and hold harmless Allstate from and against any such claim(s) to the extent of all benefits awarded.);

        (2)    Employer's Liability.

    Employer's liability insurance with a limit of not less than *** per accident;

        (3)    Automobile.

    Commercial automobile liability insurance with a *** combined single limit on vehicles owned, leased, or rented by TenFold while performing under this Agreement;

        (4)    General Liability.

    Commercial general liability insurance, including blanket contractual liability and broad form property damage, with a *** combined single limit per occurrence;

        (5)    Errors and Omissions.

    Errors and omissions insurance with a *** combined single limit per occurrence; and

        (6)    Umbrella Liability.

    Umbrella liability insurance in the amount of *** per occurrence.

        Coverages (1) - (6) above shall be insured with a company which has a rating equal to or greater than Best's Insurance Reports classification of A- VIII or its equivalent, as such classification is determined at the commencement of this Agreement. Insurance coverages (1) - (6) above shall contain endorsements requiring 30 days notice to Allstate prior to any cancellation, lapse, or non-renewal, or any reduction in the amount of coverage.

        TenFold shall deliver to Allstate Certificates of Insurance evidencing such required insurance protection is maintained including evidence of Allstate's additional insured status on a primary and non-contributory basis with respect to the general liability coverage.

Exhibit G
Escrow Agreement

MASTER PREFERRED ESCROW AGREEMENT

Master Number ________________________

        This Agreement is effective December 31, 1997 among Data Securities International, Inc. ("DSI"), TenFold Corporation ("Depositor") and any additional party signing the Acceptance Form attached to this Agreement ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A.
Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B.
Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C.
The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D.
Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E.
The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1—DEPOSITS

1.1
Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2
Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3
Deposit Inspection. When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4
Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's` acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5
Depositor's Representations. Depositor represents as follows:

a.
Depositor lawfully possesses all of the deposit materials deposited with DSI;

b.
With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.
The deposit materials are not subject to any lien or other encumbrance;

d.
The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

e.
The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6
Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7
Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8
Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2—CONFIDENTIALITY AND RECORD KEEPING

2.1
Confidentiality. DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2
Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3
Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3—GRANT OF RIGHTS TO DSI

3.1
Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2
Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3
Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

ARTICLE 4—RELEASE OF DEPOSIT

4.1
Release Conditions. As used in this Agreement, "Release Conditions" shall mean the following:

a.
Depositor ceases to engage actively in the support of the deposit materials as a material part of Depositor's business; a receiver, trustee, or other custodian is applied for, consented to, or appointed for Depositor or its assets (provided that, in the event that an involuntary application proceeding for a receiver, trustee or other custodian for Depositor is initiated by a third party, a Release Condition shall be deemed to occur only if such involuntary application proceeding is not dismissed within 60 days after the initiation thereof); Depositor becomes insolvent or unable to pay its debts as they mature in the ordinary course or makes an assignment for the benefit of creditors; Depositor is liquidated or dissolved; or any proceedings are commenced by or against Depositor under any bankruptcy, insolvency or debtor's relief law; or

b.
Depositor materially breaches its obligations under the license agreement or this Agreement and does not cure such breach within 30 days after receiving written notice of such breach from Preferred Beneficiary.

4.2
Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3
Contrary Instructions. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions.

  "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4
Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Upon any such release, this Agreement will terminate to the extent it relates to the Preferred Beneficiary to whom the deposit materials are released.

4.5
Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.

ARTICLE 5—TERM AND TERMINATION

5.1
Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2
Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3
Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4
Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.
Depositor's Representations (Section 1.5);

  b.
  The obligations of confidentiality with respect to the deposit materials;

  c.
  The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

  d.
  The obligation to pay DSI any fees and expenses due;

  e.
  The provisions of Article 7; and

  f.
  Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6—DSI'S FEES

6.1
Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided.    DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2
Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the deposit materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

ARTICLE 7—LIABILITY AND DISPUTES

7.1
Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2
Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3
Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4
Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5
Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.
Give DSI at least two business days' prior notice of the hearing;

  b.
  Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

  c.
  Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8—GENERAL PROVISIONS

8.1
Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding among all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the license agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such license agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

8.2
Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3
Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4
Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

Data Securities International, Inc.
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

PREFERRED BENEFICIARY
ACCEPTANCE FORM

        Account Number ________________________

        Depositor, Preferred Beneficiary and Data Securities International, Inc. ("DSI"), hereby acknowledge that                        is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective                        , 19            with DSI as the escrow agent and TenFold Corporation as the Depositor. Preferred Beneficiary hereby agrees to be bound by all provisions of such Agreement.

        Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name Account Number

Notices and communications to Preferred Beneficiary should be addressed to:	Invoices should be addressed to:
Company Name:

Address:

Designated Contact:	Contact:

Telephone:

Facsimile:

Preferred Beneficiary	Depositor
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Data Securities International, Inc.
By:

Name:

Title:

Date:

EXHIBIT A

MATERIALS TO BE DEPOSITED

        Account Number ________________________

        Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

Depositor	Preferred Beneficiary
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name
Account Number
Product Name	Version
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity	Media Type & Size	Label Description of Each Separate Item (Please use other side if additional space is needed)
Disk 3.5" or
DAT tape mm
CD-ROM
Data cartridge tape
TK 70 or tape
Magnetic tape
Documentation
Other

PRODUCT DESCRIPTION:

Operating System
Hardware Platform

DEPOSIT COPYING INFORMATION:

Hardware required:
Software required:
I certify for Depositor that the above described deposit materials have been transmitted to DSI:	DSI has inspected and accepted the above materials (any exceptions are noted above):
Signature	Signature
Print Name	Print Name
Date	Date Accepted
Exhibit B#

Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123    (619) 694-1900

EXHIBIT C

DESIGNATED CONTACT

         Master Number

Notices and communications should be addressed to:	Invoices should be addressed to:
Company Name:	TenFold Corporation	TenFold Corporation
Address:	180 West Election Road, Ste 100 Draper, UT 84020	180 West Election Road, Ste 100 Draper, UT 84020
Designated Contact:	Robert Hughes	Contact: Accounts Payable
Telephone:	801-495-1010
Facsimile:	801-495-0353

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, deposit materials and notices to DSI should be addressed to:	Invoice inquiries and fee remittances to DSI should be addressed to:
DSI	DSI
Contract Administration	Accounts Receivable
Suite 200	Suite 1450
9555 Chesapeake Drive	425 California Street
San Diego, CA 92123	San Francisco, CA 94104
Telephone: (619) 694-1900	(415) 398-7900
Facsimile: (619) 694-1919	(415) 398-7914
Date:

ADDITIONAL ESCROW ACCOUNT AMENDMENT
TO MASTER PREFERRED ESCROW AGREEMENT

Master Number ________________________

New Account Number ________________________

        TenFold Corporation ("Depositor") has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. ("DSI"). Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

        Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, DSI will establish a separate account for the new deposit materials. The new account will be referenced by the following name:                        .

        Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

Depositor	Data Securities International, Inc.
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Exhibit H
***

        The Effective Date of this Exhibit shall be as of September 27, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ FRANK POLLARD	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Frank Pollard		Name: Kenneth W. Jennings, Jr.
Title: Chief Information Officer		Title: General Counsel
Date: September 27, 1999		Date: September 27, 1999
Authorized Signature:	/s/ GEORGE RUEBENSON
Name: George Ruebenson
Title: Vice President—Procurement
Date: September 27, 1999
Authorized Signature:

Name: Bruce Marlow
Title: President—Independent Agent Markets
Date: September 27, 1999

Amendment No. 1 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement

        This Amendment No. 1 amends and supplements the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement") dated September 27, 1999. The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment. Where so indicated, this Amendment is also intended to amend the terms of the Agreement. Capitalized Terms in this Amendment not otherwise defined, shall have the same meanings as in the Agreement.

II.    Exhibits to Agreement

        This Amendment to the agreement incorporates the three following Exhibits (attached hereto) which shall be deemed Exhibits to the Agreement subject to the terms and conditions of the Agreement:

Exhibit	Exhibit Title
A-3	TenFold PolicyXpress License for Policy Administration
B-2	TenFold PolicyXpress Configuration Services for Full Policy Administration
C-2	Support for TenFold PolicyAdmin

III.  Amendments to Agreement

III.A
The following provision is hereby added as Paragraph 12(f) of the Agreement:

(f)
TenFold warrants the media on which the Software is provided for a period of ninety (90) days from the date of delivery of the media to Allstate. TenFold will, within such ninety day period, replace any defective media at no cost to Allstate. Thereafter, TenFold will replace any lost, destroyed, or defective media for the cost of media plus reasonable shipping and handling charges.

III.B
Paragraph 18 of the Agreement, which shall apply equally to the Exhibits attached to this Amendment No.1, is hereby amended as follows:

18.
Advertising Restraints

    TenFold agrees that without the written consent of Allstate, it will not use the name, service marks, or trademarks of Allstate or those of any of its affiliated companies or reveal the existence of this Agreement, or the terms or conditions thereof, in any electronic media or written advertising, publicity release or sales presentation.

III.C
The following provision is hereby added as Paragraph 24(d) of the Agreement:

(d)
If a license granted under this Agreement expires or otherwise terminates, Allstate shall (a) cease using the applicable Software, and (b) certify to TenFold within one month after expiration or termination that it has destroyed or has returned to TenFold the Software, including Documentation, and all copies thereof.

        Except for the specific amendments to the terms and conditions of the Agreement set forth above, and the attached Exhibits incorporated as part of this Amendment, all terms and conditions of the Agreement remain in full force and effect.

        The Effective Date of this Amendment shall be December 21, 1999.

Executed by Allstate:		Executed by TenFold:
Authorized Signature:	/s/ JIM OSBORNE	Authorized Signature:	/s/ KENNETH JENNINGS
Name: Jim Osborne		Name: Kenneth W. Jennings, Jr.
Title: AVP of Procurement Governance		Title: General Counsel
Date:		Date:
Authorized Signature:	/s/ GREG WOLF
Name: Greg Wolf
Title: AVP of IA Markets
Date:

Exhibit A-3
TenFold PolicyXpress License for
TenFold PolicyAdmin

        This is an Exhibit to the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement"). The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Exhibit A-3. Any conflict between this Exhibit and the Agreement shall be governed by this Exhibit. Where so indicated, this Exhibit is also intended to amend the terms of the Master Agreement.

I.    Description of Programs.

        The TenFold PolicyXpress package is an integrated insurance application software technology for configuring sophisticated, survival-dependent, distributed insurance software applications. TenFold PolicyXpress includes the Universal Application; TenFold ComponentWare modules including PowerImport, PowerExport, PowerScoring, PowerOrganization; TenFold Reporter; TenFold Line of Business Builder; and the TenFold PolicyXpress Libraries. The license granted hereunder is subject to the terms and conditions of the Agreement, including without limitation the warranty provisions set forth in Section12 of the Agreement.

II.    License Rights Granted.

II.A.
TenFold grants to Allstate a nonexclusive, nontransferable, perpetual license to use the Programs as follows:

i.
to have an unlimited number of Allstate's Independent Agents, Allstate employees that work within Allstate's Independent Agent program, third-parties approved by TenFold, customers, and prospective customers use the Programs from multiple production sites located at Allstate's facilities, provided that all support services provided under Exhibit C-2 shall be provided through a single production site agreed by the parties;

ii.
To use TenFold PolicyXpress to support the configuration, implementation, enhancement, and support of TenFold PolicyAdmin for any insurance lines of business, projects, or products serviced by Allstate's Independent Agents. For purposes of this license, TenFold PolicyAdmin shall include all functionality required to provide full policy administration services, including without limitation endorsements, renewals, customer/agency service and inquiry, statistical generation, operational reporting, billing, and agency commissions. Allstate shall also have the right to use the license granted hereunder to develop ancillary programs to support its PolicyRater and PolicyAdmin projects, including (by way of example and not as a limitation) time tracking and inventory management applications.

iii.
to use the Documentation provided with the Programs in support of Allstate's authorized use of the Programs;

iv.
to copy the Programs for archival or backup purposes; no other copies shall be made without TenFold's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies. All archival and backup copies of the Programs are subject to the terms of this Agreement.

II.B.
Allstate may not use the TenFold PolicyXpress package to develop or maintain any applications other than those set forth in II.A.ii, above.

II.C.
Allstate may not sell, license or otherwise provide the Programs or derivative Programs to any third party for relicensing, resale, or other form of distribution;

II.D.
Allstate shall not copy or use the Programs (including the Documentation) except as specifically permitted in this Agreement.

II.E.
TenFold shall retain all title, copyright, and other proprietary rights in the Programs. Allstate does not acquire any rights, express or implied, in the Programs, other than those specified in the Agreement and related Exhibits.

IV.  Related Materials

        Tenfold will provide the following materials to Allstate, as part of the Program License, to support installation and use of the Programs:

  vi.
  Documentation for TenFold PolicyXpress, Universal Application, TenFold ComponentWare, TenFold Reporter, Line of Business Builder, and the TenFold PolicyXpress libraries, either in electronic or paper formats. Allstate may make additional copies of the Documentation, as required, in support of their authorized use of the Programs;

  vii.
  Media containing the Programs suitable for use with Allstate's Certified Platform as set forth in Exhibit B2. TenFold will replace lost or damaged media at no cost to Allstate;

IV.  Term.

        This license grant shall remain in effect perpetually unless this license or the Agreement is terminated as provided in the Agreement.

V.    Fees for License.

        The non-cancelable, non-refundable fees for this license grant are *** payable on the Effective Date set forth below.

        The Effective Date of this Exhibit shall be December 21, 1999.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Jim Osborne	Name: Kenneth W. Jennings, Jr.
Title: AVP of Procurement Governance	Title: General Counsel
Date:	Date:
Authorized Signature:

Name: Greg Wolf
Title: AVP of IA Markets
Date:

Exhibit B-2
TenFold PolicyXpress
Configuration Services for TenFold PolicyAdmin

        This is an Exhibit to the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement"). The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Exhibit B-2. Any conflict between this Exhibit and the Agreement shall be governed by this Exhibit. Where so indicated, this Exhibit is also intended to amend the terms of the Master Agreement.

I.    Description of Programs and Services.

        Allstate retains TenFold to provide the following services:

  •
  Configure the lines of business for the TenFold PolicyAdmin application as described in the TenFold PolicyAdmin Executive Overview, using the TenFold PolicyXpress package.

  TenFold's fixed price configuration services include:

  •
  Reviewing Allstate's application needs and providing the Executive Overview dated December 10, 1999 and delivered to Allstate, describing the TenFold PolicyAdmin application TenFold proposes to configure to meet those needs.

  •
  Complete configuration of the lines of business defined in the Executive Overview.

  •
  All TenFold staffing necessary to configure the lines of business defined in the Executive Overview.

  •
  Weekly status reports.

  •
  Providing Concepts Manual documentation on configured application functionality.

  •
  Installation of interim versions of the application configured for the lines of business described in the Executive Overview and demonstration that the final configured version passes all acceptance tests.

  •
  TenFold will use its reasonable efforts to meet an aggressive configuration schedule as follows (the dates that follow assume a December 13, 1999 start date):

Date	Project milestone
***	TenFold publishes TenFold PolicyAdmin Executive Overview.
***	TenFold teaches TenFold PolicyAdmin Concepts Training at Allstate's facility.
***	TenFold completes the requirements phase of the project and delivers approved:
	•	TenFold PolicyAdmin Concepts Training (approved by Allstate as set forth in Section II, below)
	•	TenFold PolicyAdmin Concepts Manual (approved by Allstate as set forth in Section II, below)
	•	TenFold PolicyAdmin database design (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	Acceptance test definitions and data (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	Demonstration script (with Allstate's input and approved by Allstate as set forth in Section II, below)
	•	A revised TenFold PolicyXpress Executive Overview (approved by Allstate as set forth in Section II, below)
	•	A TenFold PolicyAdmin Report Book (with Allstate's input and approved by Allstate as set forth in Section II, below)
***	TenFold delivers substantively complete, fully configured first version of TenFold PolicyAdmin for the agreed-upon lines of business and Allstate begins grazing.
***	TenFold delivers an improved version of the configured application for more Allstate grazing.
***	TenFold delivers completely configured, fully tested TenFold PolicyAdmin

  TenFold's fixed price configuration services do not include:

  •
  Additional features the parties agree to add to TenFold PolicyAdmin beyond those described in the Executive Overview or features outside the scope described in all other requirements documentation described in the above table and delivered by TenFold to Allstate on February 28, 2000. Should this need arise, TenFold will draft change orders for Allstate's approval and, once approved, TenFold will add these features to TenFold PolicyAdmin. The addition of such features may impact TenFold's ability to complete configuration of TenFold PolicyAdmin on schedule and may require adjustment or re-negotiation of the TenFold guarantee (see TenFold Guarantee, below).

  •
  Programming modifications to or interfaces directly with existing Allstate systems except as specifically set forth in the Executive Overview and other requirements documentation.

  •
  Performance benchmarking (except as included in mutually agreed acceptance tests or otherwise mutually agreed by the parties).

  •
  Training classes to teach technical staff how to use the Universal Application. (See Exhibit D-2 Training Services for training services to be provided separately).

  •
  Training classes to teach end-users or technical staff how to use or maintain TenFold PolicyAdmin. (See Exhibit D-2 Training Services for training services to be provided separately).

  •
  Support for TenFold PolicyAdmin, once the application is completed. (See Exhibit C-2 Support Services for support services to be provided separately).

  •
  A license for Allstate to use TenFold PolicyXpress or TenFold PolicyAdmin beyond the license described in Exhibit A-3 or other licenes granted pursuant to separate agreements of Exhibits between the parties.

  •
  Reimbursement for TenFold business-related travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required during the conduct of the project.

  •
  Allstate staff compensation or travel and living expenses for Allstate staff.

  Change orders

  •
  During the course of the implementation, change orders may become necessary. Change orders within the scope of this Exhibit do not require additional service fees. TenFold will handle requests for changes as follows:

  (v)
  Changes requested by Allstate as a result of TenFold's misunderstanding of the requirements referenced or defined in the Executive Overview or the Concepts Manual are deemed to be within the scope of services covered by this Exhibit***;

  (vi)
  If Allstate requests any new functionality not referenced or defined in the Executive Overview or Concepts Manual, TenFold will evaluate the request and advise Allstate in writing whether additional fees would be required in order to implement the requested functionality. TenFold and Allstate agree to confer in good faith at the appropriate executive level concerning the requested change, including discussions between the President of Allstate's Independent Agent Markets and the President of TenFold's Insurance Group, where appropriate. TenFold agrees that will not prepare final estimates of additional fees or commence any work to implement any change except as agreed as a result of such a conference.

  (vii)
  If TenFold initiates changes on its own during performance of the configuration services under this Exhibit, or thereafter while Allstate is under paid support, all such changes will be deemed to be within the scope of this Agreement, shall be presented to Allstate in advance for review and approval***.

  (viii)
  All change order work will be performed pursuant to a written change order to be agreed by the parties defining the scope of work, schedule, payment terms, and other pertinent terms and conditions.

  •
  TenFold acknowledges and agrees it may need to create additional Acceptance Tests in order to verify the successful execution of new functionality added pursuant to change orders agreed by the parties under the criteria set forth above. Additional Acceptance Tests created for such purpose shall be deemed to be part of the requirements documentation as defined in the table above, as well as for purposes of the acceptance and testing criteria set forth in Section III, below.

  TenFold guarantees its fixed price configuration services as follows:

  •
  TenFold will complete the configuration of TenFold PolicyAdmin in accordance with the schedule set forth in the table above (subject to adjustment for any delays attributable to Allstate or a Force Majeure Event). The dates set forth in the table assume a December 13, 1999 start date and will be adjusted in accordance with the actual start date.***

  •
  If Allstate has not fulfilled its responsibilities pertaining to the requirements phase, as described in the table above and in Section II below, including without limitation database design and provision of acceptance tests and required test data for each test case, within five business days of the date set forth above for completion of the project's requirements phase, Allstate may (i) retain TenFold to assist Allstate in fulfilling such obligations on a time and materials basis at the rates set forth in Section IV, below, and retain the validity of the guarantee with appropriate adjustments for the delay attributable to Allstate; or (ii) delay the project, in which case the guarantee set forth above shall become null and void. If Allstate elects to retain TenFold to assist with completion of Allstate's responsibilities as set forth in (i) above, and such efforts take less than thirty (30) days, the guarantee will continue in force, but shall be adjusted for the delay. If such efforts continue for more than thirty (30) days, the guarantee set forth above shall become null and void unless the parties agree in writing upon terms and conditions under which the guarantee will continue in force, including without limitation adjustment of the dates set forth in the table above.

II.    Allstate Responsibilities.

        Allstate agrees that it has the following responsibilities:

  •
  Provide required Allstate staff involvement in the project as follows:

  •
  Executive sponsor—Allstate will assign an executive sponsor with the understanding, authority, and desire to achieve the goals of the project. The Executive Sponsor will periodically review the project for quality and meet with the TenFold Executive Sponsor from time to time to ensure optimal project teamwork.

  •
  Project manager—Allstate will assign as project manager an experienced executive who will act as Allstate's primary interface with TenFold on the project, and work generally full-time on the project. The Project Manager will manage all Allstate staff on the project, and ensure that Allstate meets its commitments with high-quality deliverables.

  •
  Information Systems Manager—Allstate will an assign an information systems manager to fill the critical role of securing the hardware and software for the application and for configuration, and in setting up and maintaining consistency of these environments throughout the project. This manager's staff will install the application in Allstate's environment.

  •
  Information Systems staff—Allstate will assign information services staff, as agreed, to work along side the TenFold staff who configure the application to ensure transfer of the technology required for Allstate to maintain the application in the future. Unless otherwise agreed, Allstate's information systems staff shall work in TenFold's facilities on a full-time basis for the duration of the project.

  •
  End-users—Allstate will ensure that senior end-users and end-user managers are available from time to time, as required, for interviews, questions, review of written deliverables, and grazing the various versions of the application.

  •
  Database Architects and Administrators (DBAs)—During the database design, Allstate will assign a DBA to work with TenFold's database designer to design the application database and approve the design.

  •
  Others—Allstate may assign others to the project on a temporary or part-time basis, as required and as agreed by the parties, during various project phases.

  •
  Promptly review and approve TenFold requirements, design documents, acceptance test strategy, and status report materials—Allstate agrees to identify in advance its staff that should review TenFold design materials and to coordinate review schedules with TenFold publication dates so that written review comments can be available to TenFold within five business days of design publication (no comment implies agreement).

  •
  Participate extensively in defining acceptance tests—Allstate agrees to enumerate all test cases required for TenFold's automated acceptance testing. Allstate will provide specific data values for TenFold to use as input to each acceptance test case and expected results for each test case that are sufficiently specific to determine when each test runs successfully. Allstate agrees that upon successful completion of all acceptance tests the configuration of TenFold PolicyAdmin is complete.

  •
  Participate extensively in defining reports—Allstate agrees to enumerate all reports required in TenFold PolicyAdmin for compilation into the Report Book. Allstate will provide a sample report for reports that must replace existing reports or a hand-drawn sample for new reports. Additionally, Allstate agrees to work with TenFold staff to fill out a standard TenFold report description form to describe the purpose, use, content, et cetera for each report.

  •
  Provide weekly status reports—Allstate agrees to provide TenFold with a written weekly project status report.

  •
  Provide workspace and equipment for on-site activities—Allstate agrees to provide TenFold with adequate workspace and equipment while TenFold staff are working at Allstate's facilities. Generally, one large office or a conference room with two personal computers equipped with Microsoft Office and connected to Allstate's network is adequate.

  •
  Provide configuration hardware and software—Allstate agrees to have TenFold provide the same hardware and software that Allstate intends to use in production during configuration of the application, as described in Section VI.

  •
  Modify or enhance related applications—Allstate will modify or enhance related applications as required to work effectively with TenFold PolicyAdmin

  •
  Prepare Allstate to use the new application—This includes for example, defining changes to application user roles and responsibilities, communicating changes to end-users and customers, integrating application with business processes, and testing business processes.

  •
  Preparing Allstate production environment—This includes for example, procuring and preparing the production environment, upgrading the production environment as required, and removing the existing application from the production environment, on a schedule to support the project.

        If Allstate does not perform its obligations in a timely manner, TenFold reserves the right to complete such obligations on behalf of Allstate, to the extent it is able to do so, and charge for those services on a time and materials basis at the rates set forth in Section IV, below. If the project is delayed due to Allstate's failure to perform its obligations in a timely manner, and TenFold is unable or does not elect to assist in completing such obligations on Allstate's behalf, TenFold will charge, on a time and materials basis at the rates set forth in Section IV below, for each day that its resources are idled as a result of such delay. If the cumulative delay of the project attributable to Allstate exceeds 45 days, TenFold will provide written notice of such delay to Allstate. If the cumulative delay attributable to Allstate exceeds 60 days, TenFold may elect to terminate the Agreement and retain all fees earned up to the date of termination.

III.  Testing and Acceptance

        TenFold will publish its acceptance testing strategy for configuration work requested by Allstate. Allstate is responsible for promptly reviewing and commenting on the strategy (no comment implies agreement). Acceptance of configuration work occurs when the software passes the Acceptance Tests. The parties agree to include mutually agreed performance tests as part of the acceptance test suite developed in the requirements phase as set forth in Section I, above.

IV.  Fees for Services.

        Allstate agrees to pay TenFold *** for its fixed price services described in Section I, on the following payment schedule:

Due date	Amount
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

        The total set forth above includes the *** credit set forth in the Executive Overview Authorization Letter dated October 20, 1999.

        For services TenFold provides outside the scope of the fixed price services described in Section I, Allstate agrees to pay TenFold an hourly rate for its staff based upon the position held by each staff member. TenFold's rates for these staff positions (which may change from time to time) are:

Staff position	Hourly rate
Project Director, Senior Architect	***
Project Manager, Guru, Database Designer	***
Senior Applications Developer	***
Applications Developer	***

        Allstate shall reimburse TenFold for actual, reasonable, business-related travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required. TenFold agrees to invoice Allstate monthly for these services, with payments due within 30 days of invoice date.

V.    Location for the work.

        Both parties agree that the configuration services will generally occur in TenFold's offices.

VI.  Hardware and Software.

        The Certified Platform shall consist of the following combination of hardware and software:

Server Hardware Platform	Sun
Server Operating System	Solaris
Server Database Software	Oracle 8.0.5.1
Standard Clients	NT Workstation 4.0 (service pack 4); Windows 95 (with Y2K patch)
I Clients	NT Workstation 4.0 (service pack 4); Windows 95 (with Y2K patch)
Browser Clients	Microsoft IE 4.x and 5.x; Netscape Navigator 4.x
Network Environment	TCP/IP over Ethernet; TCP/IP over Token Ring
C Compiler	GCC
Web Server—Hardware	Intel
Web Server—OS	NT 4.0 (service pack 5)
Web Software	Microsoft IIS

        As the configuration services will occur in TenFold's offices, TenFold will provide the Certified Platform for the configuration services set forth in this Exhibit. Allstate agrees to separately provide all hardware, software, and human resources required for any agreed-upon performance testing.

        Allstate may, upon adequate written notice to TenFold (but in no case less than 60 days), elect to make changes to the Certified Platform. TenFold will use its best commercially reasonable efforts to make the change within 30 days in cases where the change is to an existing Certified Platform. Such change may be to another hardware and software combination comprising an existing TenFold Certified Platform or to a new Certified Platform, subject to the availability of TenFold resources and Allstate's provision of all hardware and software required to certify the new platform. Any costs incurred by TenFold in accommodating Allstate's requested changes to the Certified Platform shall be deemed to be services outside the scope of the fixed-price services, as described in Section IV, above, chargeable at TenFold's standard time and materials rates, as set forth in that Section. All dates and times set forth in this Exhibit, including without limitation those pertaining to the TenFold Guarantee, shall be adjusted to reflect the actual delay incurred by TenFold in accommodating Allstate's requested changes to the Certified Platform. A schedule of TenFold's Certified Platforms, as of the Effective Date, is set forth in Exhibit B-2.

VII. Application License, Ownership, and Distribution Rights.

        TenFold grants to Allstate a nonexclusive license to use the fully configured application on an unlimited number of computers within Allstate, subject to the limitations on Allstate's TenFold PolicyXpress license specified in Exhibit A-3.

        TenFold shall retain all right, title, and interest in the Universal Application, TenFold ComponentWare, Line of Business Builder, TenFold PolicyXpress and all other software, templates, modules, standards, documentation and other materials protectable under patent, copyright, or trade secret laws, that exist as of the date of this letter agreement, and all derivative works and enhancements thereto, together with materials that are automatically generated by the Universal Application, but excluding any proprietary materials of Allstate.

        Proprietary materials of Allstate shall include data, algorithms, programming logic, rules, workflows, and other proprietary elements provided by Allstate and incorporated into the documents or developments produced by TenFold under this Agreement. At no time will TenFold disclose any of

Allstate's proprietary information to a competitor of Allstate or any other third party without the express advance written approval of Allstate. Allstate may not sell, license or otherwise provide the application or derivative applications to any third party for relicensing, resale, or other form of distribution.

        The Effective Date of this Exhibit shall be December 21, 1999.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Jim Osborne	Name: Kenneth W. Jennings, Jr.
Title: AVP of Procurement Governance	Title: General Counsel
Date:	Date:
Authorized Signature:

Name: Greg Wolf
Title: AVP of IA Markets
Date:

Exhibit C-2
Support Services for
TenFold PolicyAdmin

        This is an Exhibit to the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement"). The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Exhibit C-2. Any conflict between this Exhibit and the Agreement shall be governed by this Exhibit. Where so indicated, this Exhibit is also intended to amend the terms of the Master Agreement.

I.    Description of Services.

        Allstate retains TenFold to provide the following services:

  •
  Technical assistance—TenFold will provide Allstate with telephone-based technical assistance with the Programs for the Certified Platform, including unlimited Universal Application and TenFold PolicyAdmin incidents reports per year. TenFold technical staff will provide unlimited telephone support during normal business hours (M-F 7am-7pm Mountain Time) and 24x7 access via pager service. Allstate agrees to designate one primary and one secondary technical contact. TenFold will use its reasonable efforts to resolve reported problems promptly based upon the severity of the problem as described in the TenFold Support Policies.

  •
  Support Environments—TenFold's support under this Exhibit covers Allstate's production environment for TenFold PolicyAdmin and Allstate's development and testing environments.

  •
  New releases—TenFold will provide Allstate with new releases of TenFold PolicyAdmin and the Universal Application, when and if available. Software releases typically contain software error corrections, new features, and enhancements. TenFold will certify TenFold PolicyAdmin on new releases of the Universal Application.

  •
  Integration assistance—TenFold will provide Allstate with up to twenty (20) hours of integration assistance per year for Program upgrades, enhancement reviews, assistance with regression test strategies, and performance tuning.

  •
  Education—TenFold provides standard training courses to assist Allstate in learning to use and maintain the Universal Application and TenFold PolicyAdmin.

  •
  Transition services—TenFold will provide the following support services during the first week following acceptance of the application, to help Allstate transition to production operation:

  •
  On-site support—TenFold will provide on-site support for ten days following live production operation of the initial TenFold PolicyAdmin production site in Northbrook, Illinois. One or more technical analysts from the TenFold support organization will provide the on-site support. This on-site support team will work with Allstate's technical contacts to resolve all application incidents.

  •
  Support assistance—TenFold will provide assistance in defining and implementing an effective support process for supporting end-users of the Programs and will conduct a monthly support review.

  •
  Expert services—TenFold will make available experts to assist Allstate with post-production activities such as performance tuning, release planning, report modifications, and system administration. TenFold will use reasonable efforts to make such experts available to Allstate as needed to resolve any incidents during the ten-days of on-site technical support transition period.

II.    Support Program

        Allstate elects to purchase support for the Universal Application and TenFold's Product Support for TenFold PolicyAdmin as granted in Exhibit A-2, as follows:

Program	Description of program features		Annual Support fee
Universal	•	New releases of the Universal Application	***
Application	•	New releases of the TenFold PolicyAdmin
Support and	•	Upward compatibility
Product	•	Unlimited Universal Application incidents
Support	•	24 X 7 telephone assistance
for	•	Timely response to incidents
TenFold	•	Monthly support review
PolicyAdmin	•	One primary and two secondary customer points of contact
	•	Five days of TenFold education
	•	New application product releases
	•	Unlimited application incidents
	•	10 days of on-site technical support
	•	Application maintained on a TenFold Server
	•	20 hours of integration assistance
	•	Certification of your applications modifications, if you follow TenFold processes and provide Acceptance Tests

III.  Fees for Services.

        For these services, Allstate agrees to pay TenFold the Annual Support Fee set forth in the table above, for the first three year's support services, to commence on August 1, 2000, and to be paid on the commencement date. Fees for years two and three shall be due and payable on the first and second anniversaries of the commencement date. TenFold agrees to invoice 30 days before fees are due so that Allstate can ensure that fees are paid promptly and received before due. Allstate agrees to reimburse TenFold for actual, reasonable, business-related travel and living expenses for any on-site services requested. TenFold agrees to invoice Allstate monthly for these expenses, with payments due within 30 days of invoice date.

IV.  Term

        This Exhibit may be renewed by Allstate for subsequent annual periods following year three on the anniversary date of the commencement of services, by Allstate's notice to TenFold at least 30 days prior to the anniversary date. TenFold agrees that following the third year, annual increases in the support fees from the previous year shall be ***. TenFold agrees to provide Allstate written notice of any change in support fees at least sixty (60) days in advance of such change. Should either party elect to not have the Exhibit renewed automatically, the Exhibit terminates at the end of the current term on the anniversary of the commencement of services as set forth in Section III, above.

        The Effective Date of this Exhibit shall be December 21, 1999.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Jim Osborne	Name: Kenneth W. Jennings, Jr.
Title: AVP of Procurement Governance	Title: General Counsel
Date:	Date:
Authorized Signature:

Name: Greg Wolf
Title: AVP of IA Markets
Date:

Exhibit I
Fixed Price
FastStart Application License and Services

        This is an Exhibit to the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement"). The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Exhibit I. Any conflict between this Exhibit I and the Agreement shall be governed by this Exhibit I. Where so indicated, this Exhibit I is also intended to amend the terms of the Agreement.

I.    Description of Programs and Services.

        TenFold FastStart is a set of services that helps Allstate define and implement data conversion, data clean-up, interfaces, end-user training, technical and applications support, testing, and production implementation strategies for the TenFold Policy Rater application.

  TenFold's fixed price FastStart services include:

  •
  The FastStart services described in the TenFold Policy Rater FastStart Executive Overview dated October 21, 1999.

  •
  Analyzing Allstate's TenFold Policy Rater application conversion needs and publishing a TenFold Policy Rater FastStart Reference Manual containing:

  •
  Conversion details—conversion file formats and conversion defaults and algorithms.

  •
  Data-mapping details—data-mapping definitions and data-mapping algorithms.

  •
  Incoming data flow details—incoming data file formats and import defaults and algorithms.

  •
  Outgoing data flow details—outgoing data file formats and export defaults and algorithms.

  •
  Preparing TenFold Policy Rater for implementation, specifically:

  •
  Building conversion load transactions—TenFold will complete conversion load transactions.

  •
  Building conversion imports—TenFold will complete conversion imports.

  •
  Defining applications user roles and responsibilities—TenFold will help Allstate complete applications user roles and responsibilities.

  •
  Doing data mapping—TenFold will complete data mapping.

  •
  Building incoming data flow imports—TenFold will complete incoming data flow imports.

  •
  Building outgoing data flow exports—TenFold will complete outgoing data flow exports.

  •
  Producing data error reports—TenFold will begin producing conversion data error reports.

  •
  Building the interface to the existing Allstate data warehouse, the details of which shall be set forth in a change order document to be mutually agreed in good faith by the parties, provided that such change order is included within the fixed price fees set forth in Section III below, and shall not reflect any additional charges.

•
Providing managerial and technical oversight for the PledgeFile format import and export as defined in the TenFold PolicyRater FastStart Executive Overview, as follows:

  •
  TenFold provides necessary training to Allstate—Tenfold will provide training in use of the TenFold interface template to Allstate. Each Allstate person who works on this interface must successfully complete TenFold bootcamp and receive advanced training on imports and exports (scheduled for November 15-16, 1999).

    •
    Allstate defines, completes, and approves requirements—Allstate will define requirements for both the import and export using the TenFold interface template. The interface will not be published with the reference manual. Allstate will complete requirements, including all known Acceptance Tests, and give TenFold written confirmation of its approval of the requirements no later than November 12, 1999. Any delay by Allstate in completion and approval of requirements shall be considered a delay for purposes of TenFold's guarantee of its fixed price FastStart services set forth below.

    •
    Allstate completes development of the interface—With TenFold's training and managerial and technical oversight, Allstate will complete development of the interface by January 14, 2000. The interface is complete when all Acceptance Tests approved as part of the Requirements phase execute successfully. Any delay by Allstate in completion of the interface shall be considered a delay for purposes of TenFold's guarantee of its fixed price FastStart services set forth below.

    •
    TenFold provides the development environment—With TenFold's training and managerial and technical assistance, Allstate will build the skeleton interface set for the Pledge file import and export in TenFold's Draper, Utah office, after which the majority of work will be performed in TenFold's Chicago, Illinois office. TenFold will provide the development environment, including servers, workstations and an adequate connection between the TenFold offices.

  •
  Training Allstate staff to run conversions—TenFold will begin training Allstate staff to do conversions and produce conversion data error reports, so that Allstate staff can do trial conversions of all Allstate data for the purpose of identifying and correcting erroneous data.

  •
  TenFold will use its reasonable efforts to meet this aggressive FastStart implementation schedule (the dates that follow are based on a start date of October 11, 1999):

Date	Project milestone
***	Begin analysis
***	Receive extract programs
***	Publish requirements
***	Begin trial conversions
***	Complete FastStart development
***	Begin practice parallel
***	Begin parallel
***	Win1 completion date (nine interfaces and rules for one state)
***	Win2 completion date (three interfaces and rules for seven additional states)

  TenFold's fixed price FastStart services do not include:

  •
  Changes to or analysis of any of existing Allstate applications.

  •
  Designing or redesigning business processes.

  •
  Modifications to TenFold Policy Rater. TenFold will configure and test TenFold Policy Rater as described in Exhibit B. If Allstate requests modifications, TenFold will draft change orders for Allstate's approval and, once approved, TenFold will add these features to TenFold Policy Rater.

  •
  Developing end-user procedures.

  •
  Reimbursement for reasonable TenFold travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required during the conduct of the project, subject to Allstate review and approval.

  •
  Allstate staff compensation or travel and living expenses for Allstate staff.

  TenFold guarantees its fixed price FastStart services as follows:

  •
  TenFold will complete the FastStart services for TenFold PolicyRater described above in accordance with the schedule set forth in the table above (subject to adjustment for any delays attributable to Allstate or a Force Majeure Event). The dates set forth in the table are based on an October 11, 1999. ***

  •
  If Allstate's delay in fulfilling its responsibilities pertaining to the FastStart services, as set forth in Section II below, reaches the cumulative amount of ten (10) business days, based on dates set forth for completion of the material responsibilities of Allstate (as set forth in the Project Plan mutually agreed by the parties), Allstate may (i) retain TenFold to assist Allstate in fulfilling such obligations on a time and materials basis at the rates set forth in Section IV, below, and retain the validity of the guarantee with appropriate adjustments for the delay attributable to Allstate; or (ii) delay the project, in which case the guarantee set forth above shall become null and void. If Allstate elects to retain TenFold to assist with completion of Allstate's responsibilities as set forth in (i) above, the guarantee will continue in force, but shall be adjusted for the delay. If such efforts continue for more than thirty (30) days, the guarantee set forth above shall become null and void unless the parties agree in writing upon terms and conditions under which the guarantee will continue in force, including without limitation adjustment of the dates set forth in the table above.

II.    Allstate Responsibilities.

        Allstate agrees that it has these responsibilities:

  •
  Provide required Allstate staff involvement in the project as follows:

  •
  Executive sponsors—Allstate will assign an executive with the understanding, authority, and desire to achieve the goals of the project as lead executive sponsor. This person will serve on the project sponsorship team which constitutes the final issue resolution body and is responsible for arranging project assignments for Allstate personnel. In addition, the executive sponsor is responsible for contracting and managing TenFold as a service provider.

  •
  Project manager—Allstate will assign as project manager an experienced person who acts as the primary interface for the Allstate and TenFold relationship. This person is assigned to the project on a full-time-equivalent basis during the Requirements Phase. The project manager works at both Allstate and TenFold facilities. He or she has prime responsibility for resolution of issues, questions, and priorities in a timely manner. In addition, this person is responsible for coordinating Allstate activities required for the successful implementation of the application, including planning and coordination of Requirements-related activities, build-related activities, testing-related activities, and cutover-related activities; and for reviewing and approving FastStart deliverables

  •
  Interface domain expert—Allstate will assign an interface domain expert on an as-needed basis, to generate record layouts and sample files for each data conversion and interface, generate file date for each data conversion and interface, and review and approve acceptance tests.

    •
    Domain experts—Allstate will assign a minimum of two business domain expects, one of which will be full-time-equivalent for approximately four weeks per line of business (staggering lines of business but with up to four lines of business progressing concurrently) to identify and document business rules each state for all lines of business; and one of which will be assigned on an as-needed basis to edit review, and approval each topical essay.

    •
    Development staff (FastStart team)—Allstate agrees to assign two full-time information services (IS) staff who are committed to the success of the project. Allstate IS staff and who:

    •
    are assigned full-time to the project for its duration.

    •
    are trained on TenFold technology to build and test FastStart deliverables

    •
    have no responsibilities other than the assigned project.

    •
    work in TenFold offices and are prepared to travel to other TenFold and Allstate locations as necessary, unless otherwise agreed.

    •
    perform their work according to the intent of the TenFold Way.

    •
    receive assignments from and report to a TenFold project manager.

    •
    achieve similar productivity as other TenFold project team members.

    •
    End-users—Allstate will provide two to three, key business personnel who are responsible for examining the data conversion exception, control, and output reports. These people need not be involved full-time on a continuous basis, but will be required four to five days per week on multiple occasions.

  •
  Tune for database mappings—Allstate will configure and tune Allstate databases, database locations, and network performance and reliability whenever TenFold FastStart data mappings are used.

  •
  Develop conversion extract programs—Allstate will develop extract programs that extract the data that Allstate wishes TenFold to convert to TenFold Policy Rater. These extract programs must accept parameters that determine the data Allstate is extracting. Allstate's parameter logic must support reasonably sized extract volumes and the precise data sets that Allstate wishes to use in a parallel.

  •
  Develop comparison extract programs—Allstate will develop extract programs that extract the data that Allstate wishes TenFold to compare to TenFold Policy Rater to automatically reconcile parallel results. These extract programs must accept parameters that determine the data to extract. Allstate's parameter logic must support precisely the data sets that Allstate wishes to use in a parallel. In most cases, comparison extract programs are identical to conversion programs and do not need to be written.

  •
  Enter into a technical support agreement—Allstate must be a TenFold Support customer in good standing.

  •
  Maintain changes to applications user roles and responsibilities—Once TenFold helps Allstate define applications user names and responsibilities, Allstate will manage this data.

  •
  Define, configure, and provide a production environment—Allstate will establish a technical infrastructure and provide computer hardware and software for the production environment required to deploy TenFold Policy Rater in both parallel and production environments.

  •
  Communicate with end-users—Allstate will prepare end-users to participate in the parallel and to understand their duties during this project.

  •
  Provide TenFold with a work environment and tools—For all activities that TenFold performs on Allstate's behalf, Allstate provide TenFold with the equipment, hardware, software, working space, and other items that TenFold needs to perform it's duties.

III.  Fees for Services.

        Allstate agrees to pay TenFold *** for its fixed price FastStart services described in this Exhibit, on the following payment schedule:

Due date	Amount
***	***
***	***
***	***
***	***
***	***
***	***

Total	***

        For services TenFold provides outside the scope of the fixed price services described in Section I, Allstate agrees to pay TenFold an hourly rate for its staff based upon the position held by each staff member. TenFold's rates for these staff positions (which may change from time to time) are:

Staff position	Hourly rate
Project Director, Senior Architect	***
Project Manager, Guru, Database Designer	***
Senior Applications Developer	***
Applications Developer	***

        Allstate shall reimburse TenFold for actual, reasonable, travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required subject to Allstate review and approval. TenFold agrees to invoice Allstate monthly for these services, with payments due within 30 days of invoice date.

        The Effective Date of this Exhibit shall be as of                        .

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Frank Polland	Name: Kenneth W. Jennings, Jr.
Title: Chief Information	Title: General Counsel
Date:	Date:
Authorized Signature:

Name: George Ruebenson
Title: Vice President—Procurement
Date:

Amendment No. 4 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement

        This Amendment No. 4 amends and supplements Exhibit C ("Support Services") to the Master Software License and Services Agreement between TenFold Corporation and Allstate Insurance Company ("Agreement") dated September 27, 1999. The terms used below shall have the meaning assigned to them in the Agreement or other Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment. Where so indicated, this Amendment is also intended to amend the terms of the Agreement. Capitalized Terms in this Amendment not otherwise defined, shall have the same meanings as in the Agreement.

II.    Exhibits to Amendment No. 4

        This Amendment to the Agreement incorporates the following Exhibits (attached hereto) which shall be deemed Exhibits to the Agreement subject to the terms and conditions of the Agreement:

  •
  Schedule 4-A—Deerbrook Milestones

  •
  Schedule 4-B—CNA Milestones

III.  Integration of Completed and Outstanding Services

        TenFold and Allstate agree that the work described below in: (i) Exhibit B to the Agreement (Phase I Build—PolicyRater configuration services); (ii) Exhibit I to the Agreement (Phase I FastStart—PolicyRater FastStart); and (iii) Exhibit B-2 to Amendment No. 1 to the Agreement (Phase II Build—Configuration services for full policy administration) shall be integrated into two new Phases known as Deerbrook and CNA. The integrated work shall be completed in accordance with the following agreed statement of Requirements and as set forth in greater detail below:

Item	Requirements		Due Date	Functionality
Deerbrook PolicyXpress	1)	PolicyRater Acceptance Tests 2.0 (Phase 1)—Deerbrook-specific tests only	***	***
	2)	Deerbrook PolicyXpress Acceptance Tests 3.0 (Phase 2)
	3)	PolicyXpress Executive Overview 2.1 (Version 2.0 modified to reflect proper interface scope—see Interfaces for more information)
	4)	PolicyXpress Database Design Book 2.1
	5)	PolicyXpress Reports Book 2.0
	6)	Development Commitment list
	7)	PolicyXpress Concepts Manual 2.0
	8)	PolicyXpress Demonstration Script
	9)	PolicyXpress Concepts Training Manual
CNA PolicyXpress	1)	All Deerbrook PolicyXpress requirements	***	***
	2)	PolicyXpress Acceptance Tests 2.0

	3)	CNA PolicyXpress Acceptance Tests 4.0 (build by *** and limit scope according to that outlined in the PolicyXpress Executive Overview 2.1)
Deerbrook Interfaces	1)	PolicyXpress Reference Manual including AL3, DataSolutions, VIN, MART, BOAT, BOMT interfaces—manual complete by ***	***	***
Deerbrook Deployment Activities	1.	Performance Acceptance Tests to be defined jointly by Allstate and TenFold	***	***
CNA Interfaces	1.	Addendum to forthcoming Reference Manual to include PIF and CI interfaces	***	***
Deerbrook Rules	1.	Deerbrook Rules Book jointly agreed upon by Tenfold and IA Markets for the following states: WA, OK, UT, MD, AR, IA, LA	***	***
CNA Rules	1.	CNA Rules Book jointly agreed upon by Tenfold and IA Markets for the following states: PA, NY, IL, OH, AZ, LA, OR, MD	***	***
Pre-production maintenance agreement	1.	Amendment #3 to Master Software License & Service Agreement	***	***
	2.	Documentation Requests—old section 4.0 of Build Conclusions Document
Training	1.	Change Order #44	Scheduled classes per Change Order #44 Changes
Changes in Policy Xpress	1.	Change order documentation for each change request	To be mutually agreed upon by Tenfold and IA Markets	Resource needs and additional funding will be determined on a case-by-case basis

IV.  Development Environment

        In order to enhance the parties mutual ability to meet their respective obligations, TenFold agrees to maintain consistency of the development environment being used by TenFold to provide the services required under the Agreement and the environment being used by Allstate to perform its obligations. TenFold and Allstate will synchronize the versions of all elements of the respective development environments by providing releases of TenFold programs and materials being used in the Deerbrook and CNA projects. Allstate agrees to install new releases provided by Tenfold within five (5) days after delivery by TenFold. The parties agree that at no time during the project will they work on different versions of the development environment.

V.    Guarantee

        The guarantee provisions set forth in Section I of Exhibit E to the Agreement shall be modified as set forth below and shall apply independently to the services set forth in Section III above for Deerbrook and CNA, respectively:

TenFold guarantees its fixed price configuration services as follows:

  •
  Deerbrook Guarantee. TenFold will complete the services in accordance with the Requirements set forth in Section III of this Amendment No. 4, above, identified as Deerbrook services (but excluding Deerbrook Rules) identified as October 2, 2000 deliverables in column three, in accordance with the schedule set forth in the table (subject to adjustment for any delays attributable to Allstate or a Force Majeure Event).*** At each weekly Executive Committee meeting, Tenfold shall provide written notice to Allstate of any events or actions caused by Allstate or TenFold that, at the time of the meeting, Tenfold knows or should know will result in any delays in meeting the October 2,2000 date for deliverables, or any other date to which the parties subsequently agree.

  •
  CNA Guarantee. TenFold will complete the services in accordance with the Requirements set forth in Section III of this Amendment No. 4, above, identified as CNA services (but excluding CNA Rules) identified as December 5, 2000 deliverables in column three, in accordance with the schedule set forth in the table (subject to adjustment for any delays attributable to Allstate or a Force Majeure Event).*** At each weekly Executive Committee meeting, Tenfold shall provide written notice to Allstate of any events or actions caused by Allstate or TenFold that, at the time of the meeting, Tenfold knows or should know will result in any delays in meeting the December 5,2000 date for deliverables, or any other date to which the parties subsequently agree.

VI.  Payment

        TenFold and Allstate acknowledge and agree that the remaining payments due for the services set forth in Section III, above and for outstanding change orders are ***, payable as follows:

Exhibit or Change Order Reference	Current payment term	Current Unpaid Amount	Amended payment schedule	Payment amount
Rater	***	***	***	***
Rater FS	***	***	***	***
Rater FS	***	***	***	***
Admin	***	***	***	***
Admin	***	***	***	***
Admin	***	***	***	***
Admin	***	***	***	***
Admin	***	***	***	***
***	***	***	***	***
Change Orders 022,026,029,031		***		***
TOTAL		***		***

VII. Support

        TenFold and Allstate agree that the commencement date for the support services set forth in Exhibit C and Exhibit C-2 to the Agreement shall be modified to become effective as of the date of successful completion of acceptance test and full functionality in Allstate's environment as described in the Executive Overview. The first annual fee for support services shall be due and payable on that date. The parties acknowledge and agree that the support services to be provided under Exhibit C and Exhibit C-2 include support for the application as configured in accordance with the table in Section III, above, as well as support for functionality added through agreed upon change orders and implementation work carried out by Allstate as contemplated in this Amendment and its Exhibits.

VIII.  Time and Materials Services

        TenFold agrees to provide additional services to assist Allstate with the implementation of PolicyXpress in accordance with the terms and conditions set forth below:

Staff Position	Hourly Service Rate	# of Heads	Committed Period	Number of Man-days	Extended Fees
Senior Interface Developer	***	1	***	***	***
Interface Developer, Package Manager	***	2	***	***	***
TOTAL					***

        Allstate agrees to pay for the services described above in accordance with the following schedule:

Due Date	Payment Amount
***	***
***	***
***	***
***	***
***	***
TOTAL	***

        Allstate shall reimburse TenFold for actual, reasonable, travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera.) required.

IX.  Use of Data Solutions by TenFold

        The fully configured application shall include the use of Data Solutions patented by Allstate. TenFold shall retain all right, title, and interest in the Universal Application, TenFold ComponentWare, Line of Business Builder, TenFold PolicyXpress and all other software, templates, modules, standards, documentation and other materials protectable under patent, copyright, or trade secret laws, that exist as of the date of this letter agreement, and all derivative works and enhancements thereto, together with materials that are automatically generated by the Universal Application, but excluding any proprietary materials of Allstate.

        Proprietary materials of Allstate shall include data, algorithms, programming logic, rules, workflows, and other proprietary elements provided by Allstate and incorporated into the documents or developments produced by TenFold under this Agreement. At no time will TenFold disclose any of Allstate's proprietary information to a competitor of Allstate or any other third party without the express advance written approval of Allstate. TenFold may not sell, license or otherwise provide the application or derivative applications to any third party for relicensing, resale, or other form of distribution.

        In order to effectuate the purposes of these provisions, the parties agree that TenFold will execute an appropriate software license which shall be royalty free for purposes of the Allstate application.

X.    Press Release

        In clarification of the terms and conditions set forth in Exhibit E to the Agreement ("Customer Reference Services"), TenFold and Allstate agree that a mutually agreeable joint press release will be issued following sign off by Allstate of deliverables associated with the Deerbrook project as described in the table in Section III, above.

XI.  Effective Agreement

        Except for the specific amendments to the terms and conditions of the Agreement set forth above, and the attached Exhibits incorporated as part of this Amendment, all terms and conditions of the Agreement remain in full force and effect.

        The Effective Date of this Amendment shall be August 10, 2000.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name:	Name: Jonathan E. Johnson III
Title:	Title: Executive Vice President and Chief Financial Officer
Date:	Date:

Schedule 4-A
Deerbrook Milestones

Target	Milestone	Who	Commit
***	Conduct 1st REF AT graze (15 ATs)—Done Jul 05	Allstate	***
***	Enter PA reference data—Done Jul 31	Allstate	***
***	Draft Reference Manual—Done Jul 31	TenFold	***
***	Complete Reference Manual	TenFold	***
***	Complete VIN, MART, BOAT, BOMT interfaces	TenFold	***
***	Deliver rules collateral for WA, OK, UT, MD, AR, IA, LA	Allstate	***
***	Deliver PolicyXpress package & database to Allstate environment	TenFold	***
***	Graze Deerbrook LineOfBusiness transactions	Allstate	***
***	Complete DataSolutions interface, AL3 interface, Calendars, Schedules	Allstate	***
Target	Milestone	Who	Commit
***	Complete Deerbrook LineOfBusiness transactions, launch Policy AT work	TenFold	***
***	Approve rules books for WA, OK, UT, MD, AR, IA, LA	Allstate	***
***	Graze QuickQuote, Products, Application Entry, VIN, MART, BOAT, BOMT AT's	Allstate	***
***	Graze FullQuote, AL3Upload, DataOrdering, UA, Y2K AT's	Allstate	***
***	Complete Deerbrook Pennsylvania rules	Allstate	***
***	Graze Endorsement, Cancel, Terminate, Utility AT's	Allstate	***
***	Final Demonstration	TenFold	***
***	Launch Model Office for Deerbrook PA	Allstate	***
***	Complete rules for WA, OK, UT, MD, AR, IA, LA	TenFold	***

Schedule 4-B
CNA Milestones

Target	Milestone	Who	Commit
***	Supply 10 sample CNA policies—Done Apr 2000	Allstate	***
***	Deliver rules collateral for PA, NY, IL, OH, AZ, LA, OR, MD	Allstate	***
***	Complete CNA reference data	Allstate	***
***	Approve rules books for PA, NY, IL, OH, AZ, LA, OR, MD	Allstate	***
***	Graze CNA LineOfBusiness transactions	Allstate	***
***	Complete CNA requirements (additional AT's, reference manual amendment for PIF & CI)	TenFold	***
Target	Milestone	Who	Commit
***	Complete PIF and CI interfaces	TenFold	***
***	Graze Reference AT's	Allstate	***
***	Complete CNA LineOfBusiness transactions, launch Policy AT work	TenFold	***
***	Complete rules for PA, NY, IL, OH, AZ, LA, OR, MD	TenFold	***
***	Graze Policy AT's	Allstate	***
***	Graze Rules AT's	Allstate	***
***	Final Demonstration	TenFold	***
***	Launch Model Office for CNA	Allstate	***

Amendment No. 6 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement.

        This Amendment No. 6 (this "Amendment") amends and supplements the Master Software License and Services Agreement ("Agreement"), dated September 27, 1999, by and between TenFold Corporation ("TenFold") and Allstate Insurance Company ("Allstate"), as amended, and the Exhibits thereto. The capitalized terms used below shall have the meaning assigned to them in the Agreement or the Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment.

II.    Schedules to Amendment.

        This Amendment incorporates the attached Schedule 6-A—Universal Application Support Commitments which shall be deemed an Exhibit to the Agreement subject to the terms and conditions of the Agreement.

III.  Consulting Services Relating to Option A.

        Upon the written request of Allstate, TenFold agrees to provide staff of TenFold and TenFold Insurance, Inc., contingent upon such staff's availability, to Allstate to perform consulting services related to (a) the scheduled March 5, 2001 roll-out into production of Option A, (b) prototype Encompass transactions and reports, (c) work on or support interfaces needed by Option A, and/or (d) provide any other services upon which the parties agree in writing. "Option A" shall mean the software application independently developed by Allstate using the Universal Application. The parties shall mutually agree in writing to the number of staff TenFold shall provide to Allstate, the names of individuals and their staff positions, the timing and duration of services to be performed by such staff, and the location of performance of such consulting services; provided, however, that Allstate shall, at a minimum, request 16,000 billable hours from TenFold during the one year commencing on the Effective Date of this Amendment. For the consulting services set forth above, Allstate agrees to pay TenFold an hourly rate for its staff based upon the position held by each staff member. TenFold's rates under this Amendment for these staff positions are:

Staff position	Hourly rate
Senior Interface Developer	***
Interface Developer	***
Guru	***
Package Manager	***
Senior Report Developer	***
Report Developer	***
Senior UA Specialist	***
UA Specialist	***
Rules Performance Specialist	***
Senior Transaction Developer	***
Transaction Developer	***

***

        Allstate shall reimburse TenFold for actual, reasonable, travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera) required. TenFold agrees to invoice Allstate on the fifteenth (15th) and last day of each month for these consulting services and expenses, with payments due within 30 days of invoice date. For the purpose of determining "reasonable" under this paragraph, the parties agree to use Allstate's Travel and Expense Guidelines.

        Either party may terminate its obligations under this Section III upon thirty (30) days written notice to the other party; provided, however, that termination by either party shall not relieve Allstate of its payment obligations relating to consulting services performed by TenFold under this Section III prior to such termination.

IV.  Universal Application Support.

        Pursuant to Exhibit C to the Agreement, TenFold reaffirms its commitment to promptly provide Allstate with new releases of the Universal Application, when and if available so long as Allstate is current on Universal Application support payments. TenFold agrees to aggressively work to release a new release of the Universal Application which supports the items listed on Schedule 6-A attached hereto. The parties acknowledge that software releases typically contain software error corrections, new features, and enhancements. Allstate may request in writing that TenFold make specific enhancements to the Universal Application beyond those enhancements contained in new releases of the Universal Application. Upon receipt of such request, TenFold shall determine, in its sole discretion, whether to provide such enhancement and the cost to Allstate of such enhancement. TenFold agrees to use Deerbrook to verify installation of new Universal Application releases prior to delivery to Allstate pursuant to Exhibit C to the Agreement and to use Deerbrook to verify installation of new Universal Application releases upon delivery to Allstate pursuant to Exhibit C to the Agreement. The parties agree that the support services set forth in Exhibit C to the Agreement shall commence upon December 16, 2000. Allstate agrees to pay for the first year annual support fee *** on or before March 5, 2001. Allstate agrees to pay the second and third years annual support fees *** on or before December 16, 2001 (second year fee) and December 16, 2002 (third year fee).

V.    PolicyXpress Support.

        Pursuant to Amendment No. 4 to the Agreement, TenFold reaffirms its commitment to provide Allstate with new releases of PolicyXpress, when and if available. PolicyXpress is LineOfBusinessBuilder, transactions that LineOfBusinessBuilder generates, and the PolicyXpress kernel which contains agency management, loss control, and line-of-business-generic policy administration functionality. The parties acknowledge that software releases typically contain software error corrections, new features, and enhancements. The parties agree that so long as Allstate is current in paying TenFold the Annual Support Fee under Exhibit C-2 to the Agreement and subject to the terms and conditions of the Agreement, Allstate may use PolicyXpress in place of Option A. The parties agree that the support services set forth in Exhibit C-2 to the Agreement shall commence upon December 16, 2000; provided, however, that Allstate may cancel such support services on June 15, 2001, at which time TenFold agrees to refund to Allstate *** (i.e., one-half of the first year annual support fee). Allstate agrees to pay for the first year annual support fee *** on or before March 5, 2001. Allstate agrees to pay the second and third years annual support fees *** on or before December 16, 2001 (second year fee) and December 16, 2002 (third year fee).

VI.  Project Executives.

        For purposes of this Amendment, Greg Meyer is deemed the project executive of Allstate and Jeffrey Walker is deemed the project executive of TenFold. The parties may add or change project executives by giving notice to the other party as specified in the Agreement. The parties respective project executives shall oversee the entire Allstate-TenFold relationship. Subject to availability based on the travel schedule, health and employment status of the TenFold project executive and so long as the Allstate project executive deems it appropriate, from the Effective Date of this Amendment until

March 5, 2001, the TenFold project executive shall participate in daily conference calls with Allstate regarding the status of the Allstate-TenFold relationship and status of Option A.

VII. Options for Additional Licenses.

        The parties agree that the table set forth in Exhibit A-2 to the Agreement is deleted in its entirety and the following table is inserted in lieu thereof:

Date of Exercise	***
On or before December 15, 2001	***
On or before March 15, 2002	***
On or before June 15, 2002	***
After June 15, 2002	***

***
The parties agree that the term "Programs" as used in Section I of Exhibit A-2 to the Agreement shall be expanded to include the then-current version of PolicyXpress.

VIII.  Universal Application Demonstration License.

        The parties agree to add the following provision as Section II.A.iv of Exhibit A to the Agreement:

"iv.	for a six (6) month period commencing on the Effective Date of this Amendment, to distribute an unlimited number of demonstration copies of the Universal Application within Allstate or any of its majority-owned subsidiaries; provided, however, that Greg Wolf, or his designee or successor, shall administer such distribution and provide TenFold with prompt written notification of the destination and purpose of each such distribution; and provided, further, that no individual or entity receiving a demonstration copy of the Universal Application shall have the right to use such demonstration copy of the Universal Application to support the development, deployment, production operation and maintenance of any application. The right to distribute demonstration copies of the Universal Application under this clause iv shall automatically renew for subsequent six (6) month periods on the six month anniversary date of the Effective Date of this Amendment, unless either TenFold or Allstate notifies the other party, at least thirty (30) days prior to such anniversary date, of its desire not to renew automatically."

IX.  Acceptance of Deerbrook and Encompass (CNA) Deliverables.

        TenFold's obligations under Section III of Amendment No. 4 of the Agreement and under Exhibit B, Exhibit I and Exhibit B-2 to the Agreement shall be deemed to have been performed and completed. Accordingly, Allstate acknowledges and agrees that the guarantees set forth in Section V of Amendment No. 4 of the Agreement are no longer applicable or of any force or effect and Allstate releases TenFold from any obligations thereunder. Upon the execution of this Amendment, Allstate shall pay TenFold the following amounts due under Section II of Amendment No. 3 to the Agreement and Sections VI and VIII of Amendment No.4 to the Agreement:

Purpose of Payment	Amount
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Total	***

        Upon execution of this Amendment, Allstate shall pay TenFold all undisputed amounts due under T&E invoice numbers All-0037, All-0040, and All-0041. For avoidance of doubt, the parties agree that the undisputed amounts due under these T&E invoices is $123,002.18.

        *** In exchange for Allstate not requiring TenFold to perform certain services relating to the Deerbrook and Encompass (CNA) rule work, TenFold agrees to give Allstate a *** credit against future invoices for services to be performed by TenFold on and after December 18, 2000 on a time and materials basis. TenFold also agrees to give Allstate a *** credit toward licenses for other products not contemplated by the Agreement or this Amendment.

X. Reference.

        Allstate agrees to designate Greg Meyer and Greg Wolf to speak to existing and potential TenFold customers from time to time about TenFold and the Universal Application.

XI.  Training.

        TenFold reaffirms its commitment to provide training to Allstate as set forth in ChangeOrder 49. In addition, subject to availability, TenFold shall allow Allstate to attend any training course offered by TenFold University, including, without limitation, guru training, at the then-current standard training rates shown in the TenFold Course Catalog. *** Allstate shall pay all instructor and student travel and living expenses related to such training courses. If a participant cancels or withdraws from a course, fees are due in accordance with TenFold's Cancellation and Withdrawal Policy.

XII. Documentation.

        TenFold agrees to provide Allstate with documentation to be mutually agreed upon by the parties' respective project executives by January 31, 2001.

XIII.    Effective Agreement.

        Except for the specific amendments to the terms and conditions of the Agreement and the Exhibits thereto set forth above, all terms and conditions of the Agreement remain in full force and effect.

        The Effective Date of this Amendment No. 6 shall be December 16, 2000.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:
/s/ GREG MEYER	/s/ MARTIN F. PETERSEN
Name: Greg Meyer	Name: Martin F. Petersen
Title: Vice President, Independent Agency Markets	Title: Chief Financial Officer
Date: December 27, 2000	Date: December 27, 2000

Schedule 6-A
Universal Application Support Commitments

  •
  Oracle 8.1.6.2

    TenFold agrees to provide a certified copy of the Universal Application that is tested on Oracle 8.1.6.2 for the Sun Solaris operating system by mid-January, 2001.

  •
  File Upload from BrowserClient

    TenFold agrees to provide the capability for uploading a scanned file into the Option A database using BrowserClient by mid-January, 2001.

  •
  Deerbrook performance acceptance tests

    TenFold agrees to instruct Allstate staff how to define, construct, review, and measure performance tests modeled on the approved Deerbrook performance tests but implemented for Option A by mid-January, 2001, in conjunction with assisting Allstate in beginning to use TenFold AutoTest Version 3. In the event that such performance tests indicate the need to fix a performance defect in the Universal Application, TenFold agrees to respond in accordance with Section IV of this Amendment.

  •
  Oracle Gateway for DB2

    TenFold agrees to provide up to two (2) full days of consulting services by February 1, 2001 *** to instruct Allstate staff how to read data from a TenFold function when the data resides on Allstate's DB2 database on a mainframe computer; provided, however, that Allstate must provide the proper hardware and software to facilitate reading DB2 data from a Sun Solaris computer. TenFold may provide additional consulting services to help Allstate with reading DB2 data in accord with Section III of this Amendment.

  •
  Scalability testing at Allstate on Allstate computers

    TenFold agrees to provide up to five (5) full days of consulting services by February 1, 2001 *** to instruct Allstate staff how to define, operate, interpret, and analyze scalability tests; provided, however, that Allstate must provide the proper hardware and software to facilitate creating and running scalability tests just as TenFold does its scalability testing in Raleigh, NC. TenFold may provide additional consulting services to help Allstate with scalability testing in accord with Section III of this Amendment. In the event that such scalability testing indicates the need to fix a scalability defect in the Universal Application, TenFold agrees to respond in accordance with Section IV of this Amendment.

Amendment No. 7 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement.

        This Amendment No. 7 (this "Amendment") amends and supplements the Master Software License and Services Agreement, dated September 27, 1999, by and between TenFold Corporation ("TenFold") and Allstate Insurance Company ("Allstate"), as amended by Amendment No. 1 to the Master Software License and Services Agreement, effective December 21, 1999, Amendment No. 4 to the Master Software License and Services Agreement, effective August 10, 2000, and Amendment No. 6 to the Master Software License and Services Agreement, effective December 16, 2000, and the Exhibits thereto (collectively, the "Agreement"). The capitalized terms used below shall have the meaning assigned to them in the Agreement or the Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment.

II.    Amendment Numbers 2, 3 and 5 of No Force and Effect.

        The parties hereby acknowledge and agree that Amendment Nos. 2, 3 and 5 to the Agreement were either never executed by the parties or are of no force and effect. The parties further agree that upon the request of either party, they will mutually cooperate in good faith to create a restatement of the current Agreement, including this Amendment, without modifying any of the surviving terms of the Agreement. The sole purpose of such restatement would be to clarify in one document the current obligations and duties of the parties under the Agreement, including this Amendment.

III.  License Rights Granted.

1.
Subject to Allstate's compliance with all of the terms and conditions of the Agreement, as amended, Allstate, including its subsidiaries and affiliates, is hereby granted a perpetual, irrevocable, nonexclusive, nontransferable, enterprise-wide license to use the Universal Application™, in object code only, for Allstate's internal business purposes only as follows:

a.
To have an unlimited number of Allstate employees, representatives and agents use the Universal Application from multiple production sites located at Allstate's facilities; provided that all support services provided under Exhibit C of the Agreement shall be provided through a single production site agreed by the parties; and

b.
To use the Universal Application to support the development, deployment, production, operation and maintenance of an unlimited number of policy rating, underwriting, and insurance product development applications for business serviced by Allstate.

2.
Subject to Allstate's compliance with all of the terms and conditions of the Agreement, as amended, Allstate, including its subsidiaries and affiliates, is hereby granted a perpetual, irrevocable, nonexclusive, nontransferable, enterprise-wide license to use PolicyXpress, in object code only, for Allstate's internal business purposes only to have an unlimited number of Allstate employees, representatives and agents use PolicyXpress from multiple production sites located at Allstate's facilities; provided that all support services provided under Exhibit C of the Agreement shall be provided through a single production site agreed by the parties.

3.
Subject to Allstate's compliance with all of the terms and conditions of the Agreement, as amended, Allstate is also granted a perpetual, irrevocable, limited, nonexclusive, nontransferable, nonassignable, enterprise-wide Universal Application source code license as set forth in Section X below.

4.
Subject to Allstate's compliance with all of the terms and conditions of the Agreement, as amended, Allstate is also granted a perpetual, irrevocable, nonexclusive, nontransferable, enterprise-wide license to use TenFold ComponentWare. TenFold ComponentWare is a family of pre-written applications that easily plug into the Universal Application to extend its functionality without programming. For purposes of this Amendment, TenFold ComponentWare shall be limited to the following Components developed or created by TenFold: PowerAccounting, PowerCalendars, PowerScoring, PowerPost, PowerAlert, PowerExport, PowerImport and PowerWorkflow. TenFold ComponentWare shall not include any upgrades or updates to TenFold ComponentWare or any new or additional TenFold ComponentWare developed or created after the Effective Date of this Amendment or any optional features or future products that TenFold licenses separately. For a period of *** following the Effective Date of this Amendment, TenFold shall provide to Allstate *** new TenFold ComponentWare products for the Certified Platform which TenFold may, but is not obligated to develop during such period of time ("New ComponentWare"), in CD-ROM format, along with documentation or other materials reasonably necessary for Allstate to use the New ComponenetWare. The TenFold ComponentWare licensed hereunder shall be considered part of the Software as defined in the Agreement and shall be governed by this Amendment and the Agreement as such. Allstate acknowledges and agrees that the TenFold ComponentWare licensed hereunder has been developed by TenFold and that TenFold owns all right, title, and interest in and to such TenFold ComponentWare.

IV.  License Fees.

        As consideration for the licenses granted to Allstate to use both in object and source code form the Universal Application, TenFold ComponentWare and PolicyXpress as set forth in this Amendment, Allstate shall pay TenFold *** Allstate shall pay TenFold the License Fee via wire transfer pursuant to the payment schedule set forth in the chart below.

Due Date	Payment Amount
***	***
***	***
***	***
***	***
***	***
***	***

Total	***

        In the event of that Allstate (or any subsidiary or affiliate of Allstate) acquires an entity that wrote more than *** in the immediately preceding calendar year and Allstate intends to allow such entity to use any of the Universal Application, TenFold ComponentWare and PolicyXpress licensed under the Agreement, then Allstate shall pay TenFold an additional license fee of *** in the immediately preceding calendar year. Allstate agrees that it shall promptly notify TenFold in writing of any such acquisition and intended use.

V. Support and Maintenance Fees.

        In addition, Allstate agrees to pay TenFold, by wire transfer, annually and in advance, with the first payment due on the earlier to occur of June 30, 2002 or the date on which Allstate decides to implement the Universal Application, TenFold ComponentWare and/or PolicyXpress outside Allstate's Solution Center (the "Commencement Date"), maintenance and support fees for the Universal Application, TenFold ComponentWare and PolicyXpress in the amount of *** ("Support Fee") per year for the first two year's maintenance and support services.*** Support Fees for the second year's maintenance and support services shall be due and payable on the first anniversary of the Commencement Date. Prior to payment of the Support Fee, Allstate shall pay for support services on a Time and Materials basis at TenFold's then-standard rates. TenFold may from time to time provide Allstate with standard Universal Application, TenFold ComponentWare and PolicyXpress upgrades and releases which it makes generally available to its supported customers; provided, however, that if Allstate does not elect to receive maintenance and support services by the Commencement Date, then TenFold has no obligation to provide Allstate's Solution Center with standard Universal Application, TenFold ComponentWare and PolicyXpress upgrades and releases. Allstate agrees to implement such upgrades and releases in Allstate's Solution Center within thirty (30) days of receiving such upgrades and releases. Notwithstanding anything in the Agreement, as amended, to the contrary, Allstate shall have the right, at its sole discretion, to terminate this support and maintenance upon fifteen (15) days prior written notice to TenFold. In the event of such termination, Allstate shall have the right to a pro rata refund of the Support Fee. In the event that Allstate terminates the support and maintenance services contemplated by this Section V or the Universal Application support set forth in Section IV of Amendment No. 6 to the Master Software License and Services Agreement, then Allstate agrees to immediately pay TenFold, by wire transfer, a support termination penalty of ***.

VI.  Consulting Services.

        TenFold agrees to provide consulting services as requested by Allstate under the terms and conditions set forth below. Allstate's commitments to TenFold for such consulting services are subject to TenFold's services meeting certain performance criteria as reasonably determined in advance by Allstate. Either party shall have the right, in its sole discretion, to terminate the consulting services upon giving the other party thirty (30) days prior written notice. In the event of such termination, Allstate shall have the right to a pro rata refund of any consulting fees paid in advance provided, however, that termination by either party shall not relieve Allstate of its payment obligations relating to consulting services performed by TenFold under this Section VI prior to such termination.

1.
Allstate shall pay TenFold's hourly rates, ***, for the TenFold consultants that Allstate requests. TenFold's hourly rates through the calendar year 2001 shall be as set forth in the table below. For the calendar year 2002, TenFold's hourly rates shall be as set forth in the table below plus an increase of ***. Thereafter, unless otherwise agreed to by the Parties, TenFold's hourly rates shall increase annually ***. Allstate shall reimburse TenFold for actual, reasonable, travel and living expenses to all work-sites and other out-of-pocket expenses (e.g., postage, courier, et cetera) required. TenFold agrees to invoice Allstate on the fifteenth (15th) and last day of each month for these consulting services and expenses, with payments due within 30 days of invoice date. For the purpose of determining "reasonable" under this paragraph, the parties agree to use Allstate's Travel and Expense Guidelines.

Staff position	Hourly rate
Senior Interface Developer*	***
Interface Developer*	***
Guru*	***
Package Manager*	***
Senior Report Developer*	***
Report Developer*	***
Senior UA Specialist**	***
UA Specialist**	***
Rules Performance Specialist*	***
Senior Transaction Developer*	***
Transaction Developer*	***

*
Indicates application developer consultant

**
Indicates UA Specialist consultant

        ***

2.
Allstate agrees to pay TenFold for a minimum of 5,500 application developer consulting hours (equivalent to approximately 5 full-time application developer consultants) at Allstate's Solution Center or Interlink site for seven (7) months starting January 2002, with an option to extend the engagement at Allstate's discretion. Notwithstanding the foregoing, Allstate intends to use, but is not obligated to use, 9,400 application developer consulting hours, including application developer consultants working on Interlink. In addition, Allstate also agrees to pay TenFold for a minimum of 2,800 UA Specialist developer consulting hours for enhancements to the Universal Application for improved functionality or performance. Notwithstanding the foregoing, Allstate intends to use, but is not obligated to use, 7,500 UA Specialist developer consulting hours for Universal Application enhancements. TenFold agrees that any work done by Allstate certified employees on any Universal Application enhancements will not be billed to Allstate. Allstate further agrees to pay TenFold for a minimum of 1,000 UA Specialist developer consulting hours for consultants to work on site at the Allstate Solution Center for seven (7) months, with an option for an extension for an additional six (6) months at Allstate's discretion. Not withstanding the foregoing, Allstate intends to use, but is not obligated to do so, 3,000 UA Specialist developer consulting hours for on-site consultants.

3.
Allstate agrees to pay TenFold for the TenFold application developer and UA Specialist developer consulting services set forth in Section VI (2) above monthly and in advance, as follows: For the first seven (7) months, the monthly consulting fees shall be computed as the sum of 1/7 of the 5,500 application developer consulting hours listed above for implementation of the Universal Application for non-independent agents (i.e., 785.7 hours) multiplied by the weighted average hourly rate of the job classifications listed in this Amendment ***. In addition, for the first seven (7) months, the monthly UA Specialist developer consulting fees shall also be computed to include the sum of 1/7 of the 2,800 UA Specialist developer consulting hours listed above for enhancement of the Universal Application infrastructure to accommodate non-independent agent transactions (i.e., 400 hours) multiplied by the weighted average hourly rate of the two UA Specialist job classifications listed above in this Amendment ***. The amounts paid as consulting fees will be trued up at the end of each month to reflect actual time and materials for consulting services provided by TenFold during that month and the following month's payment shall include or be reduced by the difference between the amount paid by Allstate in advance and the actual time and materials provided during the preceding month. Unless otherwise agreed to by the Parties in writing, any additional consulting services requested by Allstate shall be paid for in the month following the provision of such additional consulting services.

VII. Project Executives.

        TenFold agrees to provide a senior TenFold executive acceptable to Allstate as the Project Executive overseeing the Allstate relationship. Allstate agrees to provide Daniel Necastro as the Project Executive overseeing the TenFold relationship. Within ten (10) business days of the Effective Date of this Amendment, Nancy Harvey, TenFold's President and CEO and Daniel Necastro will meet to identify the TenFold senior executive to serve as TenFold Project Executive. The parties may change their Project Executive at any time by providing the other party with five (5) days prior written notice. The parties respective project executives shall oversee the entire Allstate-TenFold relationship. So long as the Allstate project executive deems it appropriate, from the Effective Date of this Amendment until June 30, 2002, the project executives shall make a good faith effort to participate in weekly conference calls regarding the status of the Allstate-TenFold relationship.

VIII.  Training and Certification.

1.
Allstate shall provide and TenFold shall train Allstate representatives on the use and implementation of the Universal Application as set forth below.

a.
Allstate will provide an initial set of *** representatives for TenFold to train.

b.
These representatives will have access to two weeks of GettingStarted training. (GettingStarted training is one week of Sets & Transactions and one week of Maximizing Your Data.)

c.
Allstate may also request that TenFold provide initial training in the following classes: Using TenFold Language, Using Universal Application Integrator, Mastering Universal Application Integrator, TenFold Reporter, Designing Databases, Maintaining Your TenFold Application and Using TenFold AutoTest.

d.
*** Any additional or future training shall be provided at TenFold's then-standard training rates.

e.
Allstate will also reimburse TenFold for reasonable travel and living expenses for instructors, as well as all shipping and set up costs, associated with such training consistent with Allstate's Travel Policy in effect at the time of the Parties' execution of this Amendment.

f.
Allstate shall have the right to have its own staff certified as Universal Application instructors by TenFold in accordance with the same standards that TenFold follows to certify its own instructors. These trainers can provide additional training and certification as Universal Application instructors to Allstate staff only.

2.
Allstate shall also provide a team of *** qualified technologist to be trained by TenFold on Universal Application support and maintenance as set forth in the Universal Application Maintenance Team Agreement, attached as Exhibit I to this Amendment.

IX.  Non-Solicitation.

        TenFold and Allstate mutually agree not to solicit in any way or hire, either directly or indirectly, the other party's then-current employees. In addition, Allstate agrees to cause its contractors to also agree not to solicit in any way or hire TenFold's current or former employees who have worked for the other party within six (6) months of the solicitation or hire date. ***

X.    Limited Source Code License.

        Subject to Allstate's compliance with all of the terms and conditions of the Agreement, as amended, Allstate is hereby granted a perpetual, irrevocable, limited, nonexclusive, nontransferable, nonassignable, enterprise-wide source code license ("Source Code License") to use the Universal Application, TenFold ComponentWare and PolicyXpress source code for Allstate's internal business purposes as follows. (For purposes of this Source Code License, "Allstate" shall be defined to include current subsidiaries and affiliates of Allstate as well as future subsidiaries or affiliates that are acquired by Allstate that did not write more than $1.5 billion of annual direct written insurance premiums in the immediately preceding calendar year):

1.
To house, source control a copy and use one copy each of the Universal Application, the TenFold ComponentWare and the PolicyXpress source code only at one development site and only within Allstate facilities; provided, however, that Allstate may use portions of the Universal Application, the TenFold ComponentWare and the PolicyXpress source code at other Allstate development sites. For avoidance of doubt, Allstate agrees that it will not allow the Universal Application, the TenFold ComponentWare or the PolicyXpress source code to be used at any facility of any Allstate contractor, even if such contractor has been pre-approved by TenFold.

2.
To use the Universal Application, the TenFold ComponentWare and the PolicyXpress source code only to support the policy rating, underwriting and insurance product development applications licensed to Allstate by TenFold under this Amendment and Exhibit A-1 to the Agreement and for no other purpose.

3.
To use the Universal Application, the TenFold ComponentWare and the PolicyXpress source code only to make changes to and/or create modifications thereof so as to be able to provide internal technical support, maintenance and enhancements of the applications licensed to Allstate by TenFold under this Amendment and Exhibit A-1 to the Agreement, and to generate object code and executable versions of such licensed applications as otherwise permitted.

4.
Allstate agrees that TenFold shall have sole and exclusive ownership of all right, title and interest in and to the source code, user materials and all copies thereof (including ownership of all copyrights and other intellectual property rights pertaining thereto), subject only to Allstate's right to use such source code under the Source Code License. TenFold agrees, however, that Allstate shall have sole and exclusive ownership of all right, title and interest in and to any modifications made to the Universal Application, the TenFold ComponentWare or the PolicyXpress source code by Allstate under this Source Code License. Allstate may license such modifications to TenFold at Allstate's sole discretion; provided, however, that TenFold shall have no obligation to use or support such modifications.

5.
Allstate agrees that it will enter into a confidentiality and non-disclosure agreement, in the form attached as Exhibit II to this Amendment (the "Source Code NDA"), which will obligate Allstate to treat the Universal Application, the TenFold ComponentWare and the PolicyXpress source code as highly confidential and not to disclose such source code or any aspect thereof to any Allstate employee or contractor who does not have a strict need to know, or to any other third party. Allstate must receive TenFold's prior written approval before disclosing the Universal Application, the TenFold ComponentWare or the PolicyXpress source code to any Allstate contractor, which approval can be withheld at TenFold's sole discretion. (Such prior written approval is not required for individual employees of Allstate contractors that have been pre-approved by TenFold.)

6.
Allstate further agrees that its employees and/or contractors who are granted access to TenFold's Highly Confidential source code must first be required to enter into the Source Code NDA; however, Allstate shall remain responsible for its employees' and contractors' compliance with such Source Code NDA.

7.
Allstate hereby agrees that each failure by Allstate or its employees or contractors to comply with the confidentiality and non-disclosure requirements of the Source Code NDA will entitle TenFold to liquidated damages in the amount of *** as well as to all other damages to which TenFold shall otherwise be entitled.

8.
Allstate agrees to account for all copies of the source code upon TenFold's request and agrees to allow TenFold to enter Allstate's premises upon 24 hour written notice and during normal business hours in order to verify compliance with the terms of this Source Code License.

9.
TenFold represents and warrants that it is the lawful owner of the Universal Application Source Code. In the event the UA Source Code infringes any U.S. patent, copyright or trade secret of a third party, TenFold shall indemnify Allstate as set forth in the Agreement. Allstate agrees that the Source Code License otherwise contains no warranties of any kind whatsoever, express or implied, and TenFold shall not be responsible for any defect or error in the source code.

10.
Allstate agrees that TenFold shall not be responsible to support or maintain any modifications, enhancements or any other changes to the source code, and agrees to indemnify TenFold and hold it harmless from any claims by third parties relating to any modified, enhanced or altered form of the source code, or any use or misuse of the source code.

11.
Allstate agrees that the fee for the Source Code License shall be included in the License Fee. Upon termination of the Source Code License, Allstate agrees that it will immediately return or destroy, at TenFold's request, all source code and any copies thereof.

12.
Within seven (7) calendar days from the execution of this Amendment either by electronic file transfer or on a CD-ROM, TenFold shall deliver the Universal Application and PolicyXpress source code and any application documentation to Allstate. In the event that Allstate elects to receive support and maintenance services under Section V above after the Commencement Date, then TenFold shall from time to time provide Allstate with standard Universal Application, TenFold ComponentWare and PolicyXpress upgrades and releases which it makes generally available to its supported customers.

XI.  Press Release.

        Upon the execution of this Amendment, Allstate and TenFold shall issue a joint press release. The language of the press release shall be pre-approved by both parties, such pre-approval not to be unreasonably withheld.

XII. Renewal of Support.

        On or before the December 16, 2001, Allstate agrees to renew the Universal Application support and PolicyXpress support set forth in Sections IV and V of Amendment No. 6 to the Master Software License and Services Agreement.

XIII.  Miscellaneous.

        Except for the specific amendments to the terms and conditions of the Agreement set forth above, and the attached Exhibits incorporated as part of this Amendment, all terms and conditions of the Agreement remain in full force and effect.

        The Effective Date of this Amendment shall be November 15, 2001.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name:	Name:
Title:	Title:
Date:	Date:

Exhibit I
Universal Application Maintenance Team Agreement.

1.
Allstate will provide a team of *** qualified technologists (the "Maintenance Team") to be trained on Universal Application support and maintenance consistent with the Knowledge Transfer Summary, attached hereto as Schedule A.

a.
Prior to commencement of initial training, Allstate and each Allstate member of the Maintenance Team shall sign a confidentiality agreement in favor of TenFold that is satisfactory to TenFold.

b.
The Maintenance Team will initially be required to attend and pass, including certification, "Getting Started" training, which includes one week of Building Sets and Transactions and one week of Maximizing Your Data. In addition, the Maintenance Team will be required to attend and pass one week of formal "Universal Application Maintenance" training. "Getting Started" training will be completed in Chicago. "Universal Application Maintenance" training will be completed in Draper, Utah.

c.
Allstate shall pay for the three weeks of initial training at ***.

d.
After successfully completing the initial training, the Maintenance Team will be deployed in either TenFold's San Francisco or Salt Lake City development centers for subsequent on-the-job training. TenFold agrees to consider creating, but shall not be obligated to create, a Chicago area development center. However, before the Maintenance Team is deployed in TenFold's San Francisco or Salt Lake City development centers, TenFold will have the right to interview, review the resumes of and approve each Maintenance Team member.

e.
On-the-job training will be in all the different modules of the Universal Application and will cover all activities involving the support, maintenance, and enhancement of the Universal Application. During the on-the-job training, the Maintenance Team will be under the direct management of TenFold Development managers, but will remain subject to Allstate's supervision. There will be no formal TenFold classes with respect to the on-the-job training. Allstate will pay TenFold for this on-the-job training as follows: For the first month, Allstate shall pay *** of the Sr. UA Specialist rate per person. For the second month, Allstate shall pay *** of the Sr. UA Specialist rate per person. For the third month, Allstate shall pay *** of the Sr. UA Specialist rate per person. For the forth month, Allstate shall pay *** of the Sr. UA Specialist rate per person. For the fifth month and all months thereafter, Allstate shall pay *** of the Sr. UA Specialist rate per person. For avoidance of doubt, the on-the-job training shall be deemed to be eight (8) hours per day, five (5) days per week.

f.
The Maintenance Team will be deployed at TenFold's development centers in San Francisco and Salt Lake City for at least six-months. When TenFold's Technical Manager and Allstate's Technical Manager agree that the Allstate team can be effective working at a remote Allstate Universal Application Maintenance Site, the team will move to Allstate's facilities in either Northbrook, Illinois or South Barrington, Illinois and will continue to operate as part of the TenFold development team engaging actively in supporting, maintaining and enhancing the Universal Application under the direction of TenFold's Technical Manager.

g.
At Allstate's expense, TenFold will assign a TenFold Development person to work in Allstate's Universal Application Maintenance Site in order to assist the Maintenance Team in staying current on the technology after their training. At the end of six months, Allstate will determine the number of Allstate representatives that will continue to support the Universal Application and some will be assigned directly to the Allstate Solution Center. The Maintenance Team will at all times remain Allstate employees or contractors and Allstate will bear all of the salary, living, operational and other costs associated with these team members.

2.
TenFold shall retain all title, copyright, and other proprietary rights in the Universal Application, including but not limited to any derivative work, change, enhancement, defect correction, documentation, training, et cetera, made or developed by the Maintenance Team or any team member.

3.
Allstate agrees to appoint as Technical Manager Greg Wolf. Allstate may change its Technical Manager at any time by providing TenFold with five (5) days prior written notice. The Technical Manager will:

a.
Interface with TenFold's development team management to ensure that Allstate's Universal Application Maintenance Team is getting the right training and experience to enable them to support the Universal Application.

b.
Be accountable for ensuring that Allstate's Universal Application Maintenance Team is on target to meet the performance criteria laid out by TenFold's development management team.

c.
Make good faith effort to meet weekly with TenFold's Technical Manager to review the assignments and performance of Allstate's Universal Application Maintenance Team.

d.
Be responsible for getting to know TenFold's Development team and identify the key people Allstate will want to hire from TenFold upon a TenFold Trigger Event (as defined in Section V below). The Technical Manager will keep an updated list of these TenFold staff members. This list may not include members of TenFold's senior management.

4.
TenFold agrees to appoint as Technical Manager Sameer Shalaby. TenFold may change its Technical Manager at any time by providing Allstate with five (5) days prior written notice. The Technical Manager will:

a.
Interface with the Allstate team and the Allstate Technical Manager to ensure that Allstate's Universal Application Maintenance Team is getting the right training and experience to enable them to support the Universal Application.

b.
Be accountable for ensuring that Allstate's Universal Application Maintenance Team is on target to meet the performance criteria laid out by TenFold's development management team.

c.
Make good faith effort to meet weekly with Allstate's Technical Manager to review the assignments and performance of Allstate's Universal Application Maintenance Team.

d.
Be responsible for identifying the key people Allstate will want to hire from TenFold upon a TenFold Trigger Event. The Technical Managers will keep an updated list of these TenFold staff members. This list may not include members of TenFold's senior management.

5.
***

        The Effective Date of this Exhibit shall be November 15, 2001.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Title: Date:	Name: Title: Date:

Exhibit II
TenFold Corporation Confidentiality and Nondisclosure Agreement

        By virtue of this confidentiality and nondisclosure agreement (this "Agreement"),                          ("Recipient") acknowledges that Recipient may have access to source code (the "Source Code") for the Universal Application software owned by TenFold Corporation ("TenFold") and other information relating to the Source Code (the Source Code and the other information relating thereto is referred to hereinafter collectively as the "Source Code Information"). Recipient acknowledges and agrees that the Source Code Information constitutes non-public, highly confidential, and proprietary information of TenFold that includes trade secrets and copyrights. Recipient acknowledges that TenFold has developed, compiled, and obtained the Source Code Information at great expense, that the Source Code Information is used for the competitive advantage of TenFold in its business, and that the Source Code Information has great value to TenFold's business.

        Recipient agrees on behalf of itself and its employees, officers, directors, partners, and members to hold all the Source Code Information in strict confidence and in trust for the benefit of TenFold. Recipient agrees on behalf of itself and its employees, officers, directors, partners, and members to not disclose any of the Source Code Information, directly or indirectly, to any person other than TenFold or employees of Allstate Insurance Company ("Allstate") who have a direct need to know the Source Code Information in order for Allstate to exercise its rights with respect to the Source Code pursuant to Amendment No. 7 to the Master Software Licensee and Services Agreement (the "Allstate Agreement"), dated September 27, 1999, between TenFold and Allstate. Recipient shall not copy, translate, reproduce, publish, summarize, or remove from Allstate's premises any of the Source Code Information. Recipient's access to the Source Code Information shall be strictly limited to performing services with respect to the Source Code that are authorized under Amendment No. 7 to the Allstate Agreement. Recipient shall not access or use the Source Code Information for any other purpose. Upon termination of Recipient's employment by Allstate or upon completion or termination of Recipient's performance of services related to the Source Code that are authorized under Amendment No. 7 to the Allstate Agreement, as the case may be, Recipient shall immediately destroy or return to Allstate, at Allstate's election, all the Source Code Information that is in Recipient's possession or under Recipient's control. Upon termination of the Allstate Agreement or Amendment No. 7 to the Allstate Agreement, Recipient shall immediately destroy or return to TenFold, at TenFold's election, all the Source Code Information that is in Recipient's possession or under Recipient's control.

        Recipient acknowledges that failure to comply with this Agreement may irreparably harm the business of TenFold, and that TenFold shall be entitled to seek immediate equitable relief, including injunctive relief, without the necessity of posting a bond, in addition to all other remedies available at law or in equity for any breach of this Agreement or threatened or actual disclosure or unauthorized use of the Source Code Information.

        Recipient's obligations under this Agreement shall survive termination of this Agreement and termination of the Allstate Agreement or any amendment thereof.

        This Confidentiality and Non-disclosure Agreement shall be effective on the date it is executed by Recipient.

Executed by Recipient:

Authorized Signature:

Name (print):
Company Name:
Title:
Date:

Knowledge Transfer

Knowledge Transfer Trainees

Trainee Role	Pre-requisite qualifications	Location	UA Products Focus	Total Training Days
***	***	***	***	***

Bootcamp Curriculum

Week	Day	Subject
***	***	***

Universal Application Knowledge Transfer Topics

Item	Description	Resource requirements	Student role	Prerequisites	Measures of success	Knowledge transfer method	Expected days	Location
***	***	***	***	***	***	***	***	***

Knowledge Transfer Curriculum

Architect training plan

***

BrowserClient Developer training plan

***

Database Developer #1 training plan

***

Database Developer #2 training plan

***

Environmental Developer training plan

***

LogicXpress Developer training plan

***

Reporter Developer training plan

***

Server Developer training plan

***

TransactionManager Developer training plan

***

Windows Client Developer training plan

***

Amendment No. 8 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement.

        This Amendment No. 8 (this "Amendment") amends and supplements the Master Software License and Services Agreement, dated September 27, 1999, by and between TenFold Corporation ("TenFold") and Allstate Insurance Company ("Allstate"), as amended by Amendment No. 1 to the Master Software License and Services Agreement, effective December 21, 1999, Amendment No. 4 to the Master Software License and Services Agreement, effective August 10, 2000, Amendment No. 6 to the Master Software License and Services Agreement, effective December 16, 2000, and Amendment No. 7 to the Master Software License and Services Agreement, effective November 15, 2001, and the Exhibits thereto (collectively, the "Agreement"). The capitalized terms used below shall have the meaning assigned to them in the Agreement or the Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment. The intent of this Amendment is to modify and clarify the terms agreed to by the parties in Amendment No. 7.

II.    Newly Developed ComponentWare.

        Amendment No. 7, Article III, paragraph 4 states, in part, that "For a period of *** following the Effective Date of this Amendment, TenFold shall provide to Allstate *** new TenFold ComponentWare products for the Certified Platform which TenFold may, but is not obligated to develop during such period of time ("New ComponentWare"), in CD-ROM format, along with documentation or other materials reasonably necessary for Allstate to use the New ComponentWare." TenFold hereby agrees that the period described above shall be extended from *** to *** following the Effective Date of Amendment No. 7 ***. All other provisions of Amendment No. 7, Article III, paragraph 4 shall remain unchanged and in full force and effect.

III.  TenFold Support.

        The parties acknowledge that, pursuant to Amendment No. 7, Article V, Allstate has agreed to pay TenFold an annual Support Fee in the amount of *** for each of the first two years' of maintenance and support of the Universal Application, TenFold ComponentWare and PolicyXpress. TenFold hereby agrees that it will allow Allstate to renew such maintenance and support services for each of the third and fourth years for *** based on the prior year's Support Fee and under the same terms and conditions as contained in Amendment No. 7, Article V. Support Fees for the third year shall be due and payable on the second anniversary of the Commencement Date. Support Fees for the fourth year shall be due and payable on the third anniversary of the Commencement Date. Notwithstanding the foregoing, Allstate shall be under no obligation to renew maintenance and support services for either of the third or fourth years, and shall not be required to pay a support termination penalty in the event Allstate terminates the maintenance and support services during the third and fourth year.

        Allstate agrees to pay TenFold for the support services set forth in Amendment No. 7, Article V at a rate of ***. Accordingly, for the period of January 21, 2002 through March 31, 2002, Allstate agrees that, upon execution of this Amendment, it shall immediately pay TenFold via wire transfer or immediate delivery of check to TenFold the amount of *** Allstate shall pay TenFold in advance on or before the last day of each month. Such payments shall also be made via wire transfer or immediate delivery of check to TenFold. Accordingly, on or before March 31, 2002, *** After June 30, 2002, Allstate shall pay support and maintenance fees as set forth in Amendment No. 7, as amended by Article III above.

IV.  Training Fees.

        The parties further acknowledge that, pursuant to Amendment No. 7, Article VIII, Allstate has agreed to provide and TenFold has agreed to train Allstate representatives on the use and implementation of the Universal Application. The parties hereby agree to delete Article VIII Section 1(d) and Exhibit I, Section 1(c) of Amendment No. 7. The parties agree that the training fees contemplated by those sections shall instead be paid as follows:

  Notwithstanding anything in Amendment No. 7 to the contrary, TenFold hereby agrees that Allstate shall pay for such training at the rate of *** for up to nine hundred fifty (950) training days and thereafter at the rate of *** for up to three hundred (300) training days; provided, however, that such training rates shall only be available for TenFold's standard training classes and not for any custom training classes. For avoidance of doubt, TenFold's standard training classes are listed in the TenFold University, Spring 2002 Course Catalogue, a copy of which is attached hereto. Allstate shall be billed at the end of each month for class days completed during that month. After Allstate has used and paid for 1,250 training days as provided above, Allstate shall pay TenFold ***, for all subsequent training provided under the Agreement; provided, however, that TenFold may raise its daily training rate once a year by an amount equal to ***. Allstate shall also pay TenFold's then-standard training rates for any requested custom training classes. All other provisions of Amendment No. 7, Article VIII shall remain in full force and effect.***

V. New Releases.

        The parties hereby agree to delete the last sentence of Section X.12 of Amendment No. 7. The following sentence shall be added to Section X.12 of Amendment No. 7:

  "In the event that Allstate elects to receive support and maintenance services under Section V of this Amendment and is current on all support and maintenance payments in accordance with the Agreement, TenFold shall provide Allstate with the source code for new releases of the Universal Application, TenFold ComponentWare, New ComponentWare, PolicyXpress, and any other source code otherwise provided to Allstate in order to create a working copy of the system in Allstate's environment, together with associated documentation for such new releases. New releases shall include releases of beta versions of the Universal Application as well as releases TenFold provides to ivantage and/or generally makes available to its supported customers from time to time, when and if such new releases and documentation are made available. Such new releases and documentation shall be provided electronically or on CD-ROM."

VI.  Payment of Invoices.

        On or before March 29, 2002, Allstate agrees to pay TenFold by immediate delivery to a designated TenFold employee, and without set off or deduction, all outstanding invoices in the amount of ***. The individual invoice amounts set forth below have been adjusted for terms in this Amendment.

Invoice Number	Amount	Description	Invoice Date
ALL-0202	***	***	2/26/2002
CREDIT	***	***
ALL-0206	***	***	2/28/2002
CREDIT	***	***
ALL-0214	***	***	3/25/2002
ALL-0215	***	***	3/25/2002
ALL-0203	***	***	2/26/2002
ALL-0208	***	***	2/28/2002
ALL-0207	***	***	3/1/2002
ALL-0204	***	***	2/26/2002
ALL-0216	***	***	3/25/2002
ALL-0217	***	***	3/25/2002
Total Due	***

VII. Miscellaneous.

        This Amendment: (i) represents the entire agreement between the parties relating to the subject matter of this Amendment, (ii) supersedes all prior agreements, understandings and representations relating to the subject matter of this Amendment, and (iii) may only be amended, canceled or rescinded in writing and signed by both parties. Except for the specific amendments to the terms and conditions of the Agreement as set forth above, all terms and conditions of the Agreement remain in full force and effect.

        The Effective Date of this Amendment shall be March 25, 2002.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:	/s/ JONATHAN E. JOHNSON III

Name: Gregory F. Wolf	Name: Jonathan E. Johnson III
Title: Assistant Vice President	Title: Chief Financial Officer
Date: March 29, 2002	Date: March 29, 2002

Amendment No. 9 to
Master Software License and Services Agreement

I.    Amendment of Master Software License, Development and Services Agreement.

        This Amendment No. 9 (this "Amendment") amends and supplements the Master Software License and Services Agreement, dated September 27, 1999, by and between TenFold Corporation ("TenFold") and Allstate Insurance Company ("Allstate"), as amended by Amendment No. 1 to the Master Software License and Services Agreement, effective December 21, 1999, Amendment No. 4 to the Master Software License and Services Agreement, effective August 10, 2000, Amendment No. 6 to the Master Software License and Services Agreement, effective December 16, 2000 ("Amendment No. 6"), Amendment No. 7 to the Master Software License and Services Agreement, effective November 15, 2001 ("Amendment No. 7"), and Amendment No. 8 to the Master Software License and Services Agreement, effective March 25, 2002 ("Amendment No. 8"), and the Exhibits thereto (collectively, the "Agreement"). The capitalized terms used below shall have the meaning assigned to them in the Agreement or the Exhibits thereto, unless specifically defined in this Amendment. Any conflict between this Amendment and the Agreement shall be governed by this Amendment.

II.    Section V of Amendment No. 7 and Section III of Amendment No. 8 Are of No Further Force or Effect.

        *** Therefore, for good and valuable consideration, the parties acknowledge and agree to delete Section V of Amendment No. 7 and Section III of Amendment No. 8 and such provisions shall be of no further force or effect.

        For avoidance of doubt, the deletion of the aforementioned provisions means that TenFold has agreed to waive (1) the support termination penalty of *** referenced in Section V of Amendment No. 7 and (2) the Support Fee referenced in Section V of Amendment No. 7.

        This Amendment is subject to and in consideration of the payment by Allstate of the source code update and release service fee set forth in Section IV below and the other terms and conditions of this Amendment.

        Notwithstanding anything in the Agreement to the contrary, Allstate shall not be entitled to a refund of any fees previously paid to TenFold pursuant to either Section V of Amendment No. 7 or Section III of Amendment No. 8.

III.  TenFold Support.

        The parties acknowledge that, effective July 1, 2002, and pursuant to Allstate's written directive, TenFold shall have no obligation to provide support and maintenance to Allstate under Amendment No. 7. Accordingly, Allstate agrees that TenFold may reallocate resources that otherwise would be dedicated to providing support and maintenance to Allstate under Amendment No. 7 and use such resources on other projects in TenFold's sole discretion.

        TenFold will continue to provide support to Allstate's Ivantage group under the terms of Amendment No. 6.

IV.  Source Code Update and Release Service.

        TenFold agrees that for a period of one (1) year from the effective date of this Amendment, TenFold will provide Allstate with source code for all standard updates and releases, if any, to the Universal Application, TenFold ComponentWare, and PolicyXpress that TenFold generally provides to its supported customers from time to time ("Source Code Update and Release Service"). In addition, such updates and releases shall include the source code documentation and release notes, which describe the changes included in the updates or releases, that are generally prepared by TenFold in connection with such updates or releases. In consideration for this Source Code Update and Release Service, Allstate hereby agrees to pay TenFold, via wire transfer that Allstate will execute by 12:00 Noon MDT on July 30, 2002, a fee for the Source Code Update and Release Service ("Source Code Update and Release Service Fee") in the amount of *** Notwithstanding anything in the Agreement to the contrary, the Source Code Update and Release Service Fee shall be nonrefundable.

        The parties further acknowledge and agree that the updates and releases of source code to be provided under this Amendment shall be and are hereby subject to the terms and conditions of the Agreement, including, but not limited to, all terms and conditions regarding confidentiality and protection of TenFold source code as set forth in Amendment No. 7. Allstate shall have no license to access, distribute, or otherwise use such source code except as specifically set forth in Amendment No. 7 and only in connection with Allstate's servicing of its independent agent market, as described in the Agreement ("Independent Agent Business"). For avoidance of doubt, it is the intention of the parties that materials provided by TenFold to Allstate under the Source Code Update and Release Service shall only be used in connection with Allstate's servicing of its Independent Agent Business. Accordingly, materials provided by TenFold to Allstate under the Source Code Update and Release Service shall be used by Allstate solely to support the internal operation and maintenance of policy rating, underwriting, and insurance product development applications for servicing its Independent Agent Business. Allstate shall not use or copy the material provided by TenFold to Allstate under the Source Code Update and Release Service except as specifically provided in this Amendment and the Agreement, as amended.

        Allstate shall be under no obligation to renew the Source Code Update and Release Service for subsequent years. But TenFold hereby agrees that, for a period of five (5) subsequent years, it will allow Allstate, at Allstate's sole discretion, to renew annually such Source Code Update and Release Service by providing TenFold with advance written notice ("Notice") of Allstate's decision to renew such Source Code Update and Release Service. The Notice shall be provided at least thirty (30) days before each anniversary of the effective date of this Amendment and shall include a full computation of the annual renewal fee (the "Source Code Update and Release Renewal Fee") as set forth below. The Source Code Update and Release Renewal Fee shall be computed as *** on policies that are written by or serviced by Allstate's Independent Agent Business (1) using in any way the Universal Application, TenFold ComponentWare, and/or PolicyXpress Programs, or (2) relying in any way upon the license(s) granted to Allstate under the Agreement ("Allstate Premiums"). For the avoidance of doubt, the parties acknowledge and agree that the only portion of the Independent Agent Business that currently relies upon the Universal Application, TenFold ComponentWare, and/or PolicyXpress Programs is the Allstate Ivantage group. The Allstate Ivantage group currently services independent agents selling Encompass brand and Deerbrook brand insurance. The parties acknowledge that, in the future, the Allstate Ivantage group might expand its business to include independent agents selling or servicing insurance products other than those under the Encompass and Deerbrook brands ("Expansion Independent Agents"), and the Expansion Independent Agents might use the Universal Application, TenFold ComponentWare, and/or PolicyXpress Programs as provided in the Agreement. If such an expansion occurs and the Expansion Independent Agents use or rely upon the aforementioned software programs in any way, then (1) the premiums generated by the Expansion Independent Agents will be considered part of Allstate Premiums and (2) Allstate has the express right to use materials provided by TenFold to Allstate under the Source Code Update and Release Service to support the internal operation and maintenance of policy rating, underwriting, and insurance product development applications for the Expansion Independent Agents.

        Notwithstanding the foregoing, the minimum Source Code Update and Release Renewal Fee for each subsequent year shall be ***. The Source Code Update and Release Renewal Fee for each subsequent year shall be nonrefundable and shall be due and payable by no later than the anniversary of the effective date of this Amendment (July 1). Allstate shall not be required to pay any type of termination penalty or termination fee in the event Allstate terminates or does not renew the Source Code Update and Release Service.

        Following the expiration of Allstate's right to renew the Source Code Update and Release Service as set forth in the previous paragraph, the parties agree to negotiate, in good faith, mutually agreeable terms and conditions for renewal of any future Source Code Update and Release Service requested by Allstate.

V. Miscellaneous.

        This Amendment: (i) represents the entire agreement between the parties relating to the subject matter of this Amendment, (ii) supersedes all prior agreements, understandings, and representations relating to the subject matter of this Amendment, and (iii) may only be amended, canceled, or rescinded by a writing signed by both parties. Except for the specific amendments to the terms and conditions of the Agreement as set forth above, all terms and conditions of the Agreement, as amended, remain in full force and effect.

        Nothing in this Amendment shall be interpreted as expanding or limiting the software license rights granted by TenFold to Allstate under the Agreement.

        This Amendment may be signed in more than one counterpart and each will be considered to be an original.

        The effective date of this Amendment shall be July 1, 2002.

Executed by Allstate:	Executed by TenFold:
Authorized Signature:	Authorized Signature:

Name: Daniel NeCastro	Name: Jonathan E. Johnson III
Title: Vice President	Title: Executive Vice President and Chief Financial Officer
Date: July 30, 2002	Date: July 30, 2002

QuickLinks

  Exhibit 10.7
Master Software License and Services Agreement
Exhibit A Universal Application License
Exhibit A-1 TenFold PolicyXpress License
Exhibit A-2 Options for Additional TenFold Licenses
Exhibit B-1 TenFold PolicyXpress Configuration Services
Exhibit B-2 Certified Platforms
Exhibit C Support Services
Exhibit D Training Services
Exhibit E Customer Reference Services
Exhibit F Insurance Requirements
Exhibit G Escrow Agreement
MASTER PREFERRED ESCROW AGREEMENT Master Number ________________________
PREFERRED BENEFICIARY ACCEPTANCE FORM
MATERIALS TO BE DEPOSITED
  EXHIBIT B
DESCRIPTION OF DEPOSIT MATERIALS
  EXHIBIT C
DESIGNATED CONTACT
Amendment No. 1 to Master Software License and Services Agreement
Exhibit C-2 Support Services for TenFold PolicyAdmin
Exhibit I Fixed Price FastStart Application License and Services
Amendment No. 4 to Master Software License and Services Agreement
Schedule 4-B CNA Milestones
Amendment No. 6 to Master Software License and Services Agreement
Amendment No. 7 to Master Software License and Services Agreement
Exhibit I Universal Application Maintenance Team Agreement.
Exhibit II TenFold Corporation Confidentiality and Nondisclosure Agreement
Knowledge Transfer Knowledge Transfer Trainees
Bootcamp Curriculum
Universal Application Knowledge Transfer Topics
Knowledge Transfer Curriculum
Amendment No. 8 to Master Software License and Services Agreement
Amendment No. 9 to Master Software License and Services Agreement